                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number:                    811- 4024

Exact name of registrant as specified in charter:      Dryden California
                                                       Municipal Fund

Address of principal executive offices:                Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Name and address of agent for service:                 Deborah A. Docs
                                                       Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Registrant's telephone number, including area code:    973-367-7521

Date of fiscal year end:                               August 31, 2003

Date of reporting period:                              August 31, 2003

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Item 1 -- Reports to Stockholders

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Dryden
California Municipal Fund/
California Series

Formerly known as Prudential California Municipal Fund/
California Series

AUGUST 31, 2003              ANNUAL REPORT

[LOGO]

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period
covered by this report and are subject
to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

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Dear Shareholder,                      October 10, 2003

There have been welcome signs that the U.S. economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you. JennisonDryden funds are managed by Prudential Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden California Municipal Fund/California Series

                          Dryden California Municipal Fund/California Series  1

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Your Series' Performance

Series Objective
The investment objective of the Dryden California Municipal Fund/California Series (the Series) is to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns(1) as of 8/31/03
                      One Year  Five Years      Ten Years     Since Inception(2)
Class A                 2.02%     25.47%     68.14%  (67.86)   136.77%  (136.38)
Class B                 1.76      23.87      62.85   (62.57)   264.42   (252.83)
Class C                 1.51      22.35           N/A           61.26    (60.99)
Class Z                 2.27      26.87           N/A           50.17    (50.04)
Lehman Brothers
 Muni Bond Index(3)     3.14      29.57          76.44                ***
Lipper CA Muni Debt
 Funds Avg.(4)          1.36      21.46          63.69                ****


Average Annual Total Returns(1) as of 9/30/03
                      One Year  Five Years      Ten Years     Since Inception(2)
Class A                -0.73%      4.30%     5.19%   (5.18)      6.51%    (6.50)
Class B                -2.71       4.51      5.18    (5.16)      7.21     (7.03)
Class C                -0.07       4.21           N/A            5.60     (5.59)
Class Z                 2.60       5.18           N/A            6.44     (6.43)
Lehman Brothers
 Muni Bond Index(3)     3.89       5.67           6.03                ***
Lipper CA Muni Debt
 Funds Avg.(4)          1.60       4.25           5.20                ****


Distributions and Yields(1) as of 8/31/03
                                           Taxable Equivalent 30-Day Yield(5)
           Total Distributions   30-Day            at Tax Rates of
           Paid for 12 Months   SEC Yield       33%              35%
Class A           $0.59           3.23%        5.32%            5.48%
Class B            0.56           3.08         5.07             5.22
Class C            0.53           2.81         4.62             4.77
Class Z            0.62           3.58         5.89             6.07

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31, 2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses. (2)Inception dates: Class A, 1/22/90; Class B, 9/19/84; Class C, 8/1/94; and Class Z, 9/18/96.

2   Visit our website at www.jennisondryden.com

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(3)The Lehman Brothers Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. (4)The Lipper California (CA) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California. Investors cannot invest directly in an index. (5)Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Brothers Muni Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Lehman Brothers Muni Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/03 are 154.09% for Class A, 369.64% for Class B, 76.80% for Class C, and 51.67% for Class Z. Lehman Brothers Muni Bond Index Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.29% for Class
A, 8.65% for Class B, 6.75% for Class C, and 6.57% for Class Z. ****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/03 are 135.84% for Class A, 310.77% for Class B, 64.51% for Class C, and 41.79% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/03 are 6.70% for Class A, 7.86% for Class B, 5.90% for Class C, and 5.54% for Class Z.

Five Largest Issuers
expressed as a percentage of total investments as of 8/31/03

Santa Margarita/Dana Point Authority           10.7%
Orange County Local Transportation Authority    8.1
Southern California Public Power Authority      7.7
California State Department Water Resource      5.1
Long Beach Harbor Revenue                       5.0

Issuers are subject to change.


Portfolio Composition
expressed as a percentage of net assets as of 8/31/03

Special Tax/Assessment District                34.7%
Power                                          10.5
Lease-Backed Certificate of Participation       9.5
Transportation                                  7.1
Healthcare                                      5.7
Water & Sewer                                   4.3
General Obligation                              3.9
Housing                                         3.6
Solid Waste/Resource Recovery                   2.0
Education                                       1.3
Other Muni                                     16.2
Cash & Equivalents                              1.2

Portfolio Composition is subject to change.


Credit Quality
expressed as a percentage of net assets as of 8/31/03

Aaa                                            60.5%
Aa                                              8.7
A                                              12.1
Baa                                            12.4
NR                                              5.1
Cash & Equivalents                              1.2

Source: Moody's rating, defaulting to S&P when not rated.
Credit Quality is subject to change.

                          Dryden California Municipal Fund/California Series   3

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INVESTMENT ADVISER'S REPORT

Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, according to the Lehman Brothers Municipal Bond Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United States. The outlook was cloudy because investors did not know how much the Federal Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S. involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August 31, 2003, the Series' performance trailed its benchmark, the Index. This occurred because the Series invests in the California municipal bond sector, which underperformed the broader municipal bond market as measured by the Index. The Index also does not reflect the operating expenses of mutual funds. Compared to its peer group, which does take into account operating expenses, the Series' returns exceeded the Lipper California Municipal Debt Funds Average for the 12 months ended
August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March 2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or purchase U.S. Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds rate by a quarter of a percentage point to 1%.

4 Visit our website at www.jennisondryden.com

During the remainder of the reporting period, municipal bond prices slid in July and stabilized in August. Municipal bond prices were hurt by data showing stronger economic growth even though the job market remained weak. Meanwhile, volatility in the California municipal bond sector also reflected state legislators' struggle to balance California's budget and uncertainty surrounding the effort to recall California Governor Gray Davis.

California General Obligation Bonds Downgraded
California's budget deficit reached roughly $38 billion. After much effort, the legislature passed a fiscal 2004 budget containing a variety of one-time fixes to close the budget gap. Spending cuts were identified and enacted, but the key strategy of the budget was issuing bonds to pay for a substantial portion of the deficit. The remaining structural imbalance means that the 2005 budget is expected to be an estimated $8 billion out of balance when that fiscal year begins July 1, 2004.

Considering the difficult situation in California, it is not surprising that during the reporting period, Moody's Investors Service downgraded the state's general obligation bonds from A1 to A3 with a negative outlook. Standard & Poor's Ratings Group cut these bonds from single-A+ to BBB with a stable outlook. We believe the Series benefited from our decision to invest mainly in California general obligation bonds that are rated Aaa because they are backed by an insurance policy from a monoline insurance company.

Credit Quality and Interest-Rate Sensitivity
Given the fiscal challenges facing California and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for roughly 60% of the Series' net assets as of August 31, 2003. We emphasized Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The Series had what we believed to be a meaningful exposure to lower-investment-grade bonds, which also provided considerable interest income. This helped the Series meet its investment objective of maximizing current

                          Dryden California Municipal Fund/California Series   5

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income exempt from California State and federal income taxes, consistent with the preservation of capital.

In the volatile interest-rate environment, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.

Healthcare Sector Municipal Bonds
Healthcare bonds accounted for roughly 6% of the Series' net assets as of August 31, 2003. Generally, higher current yields in the healthcare sector reflect uncertainty about the probability of negative events such as the states' fiscal crises and their potential impact on government healthcare funding. The Series benefited from these higher returns through what we believed to be careful selection within the sector based upon meaningful diversification of investments and continuous monitoring of financial performance and developments in the industry.

California Series Management Team

6   Visit our website at www.jennisondryden.com

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      Financial Statements
      -----------------------------------------------------------
      AUGUST 31, 2003        ANNUAL REPORT
      Dryden California Municipal Fund
      California Series

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  96.4%

 MUNICIPAL BONDS
 -----------------------------------------------------------------------------------
 Abag Fin. Auth. Rev.,
  Schs. of Sacred Heart,
  Ser. A                      Baa3             6.45%        6/01/30   $  1,500       $     1,582,455
 Baldwin Park Pub. Fin.
  Auth. Rev., Tax Alloc.      NR               7.05         9/01/14      1,020(e)          1,100,172
 California Hlth. Facs.
  Fin. Auth. Rev., Kaiser
  Permanente, Ser. B          A3               5.25        10/01/13      1,000             1,034,000
 California St. Cmntys.
  Dev. Auth., C.O.P.          Aaa              5.30        12/01/15      2,800             2,966,740
 California St. Dept. Wtr.
  Res. Pwr. Sup. Rev.,
  Ser. A                      A3               5.375        5/01/22      2,000             2,022,400
  Ser. A, A.M.B.A.C.          Aaa              5.50         5/01/13      1,000             1,104,960
  Ser. A, A.M.B.A.C.          Aaa              5.50         5/01/14      1,500             1,645,140
  Ser. A, A.M.B.A.C.          Aaa              5.375        5/01/18      1,500             1,589,835
 California St. Hsg. Fin.
  Agcy. Rev., Sngl. Fam.
  Mtge., Ser. A               Aa2              Zero         2/01/15      8,420             3,250,120
 California St. Pub. Wks.
  Brd. Lease Rev., Dept. of
  Corrections,
  Ser. A, A.M.B.A.C.          Aaa              5.50         1/01/15      2,000             2,163,600
 Central California Joint
  Pwrs. Hlth. Fin. Auth.,
  C.O.P.                      Baa2             6.00         2/01/30      1,000             1,009,810
 Chula Vista Redev. Agcy.,
  Bayfront Tax Alloc.         BBB+(c)          7.625        9/01/24      4,500             4,992,570
 Grass Valley Redev. Agcy.,
  Redev. Proj.                BBB(c)           6.40        12/01/34      2,000             2,119,640
 Kings Cnty. Wste. Mgmt.
  Auth., Solid Wste. Rev.,
  A.M.T.                      BBB(c)           7.20        10/01/14      1,150             1,200,542
 Long Beach Hbr. Rev., Ser.
  A, A.M.T., F.G.I.C.         Aaa              6.00         5/15/16      5,500             6,274,345
 Long Beach Redev. Agcy.,
  Dist. No. 3, Spec. Tax
  Rev.                        NR               6.375        9/01/23      3,000             3,104,370
 Los Angeles Cnty.,
  Correctional Facs. Proj.,
  C.O.P., M.B.I.A., E.T.M.    Aaa              Zero         9/01/10      3,770             2,904,069
 Los Angeles Conv. & Exhib.
  Ctr. Auth., C.O.P.          Aaa              9.00        12/01/10      1,250(d)(e)       1,459,762

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

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
 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Los Angeles Dept. Wtr. &
  Pwr. Rev., Pwr. Sys.,
  Ser. A-A-1                  Aaa              5.25%        7/01/20   $    630       $       654,305
 Los Angeles Hbr. Dept.
  Rev.,
  Ser. B, A.M.T.              Aa2              5.375       11/01/23      1,000             1,002,830
 Metro. Wtr. Dist. of
  Southern California,
  Rev. Linked S.A.V.R.S. &
  R.I.B.S.                    Aa2              5.75         8/10/18      1,000             1,132,580
  Waterworks Rev., Ser. A     Aa2              5.75         7/01/21      2,240             2,498,675
  Waterworks Rev., Ser. A,
  E.T.M.                      Aa2              5.75         7/01/21      1,760             1,993,482
 Mojave Desert Solid Wste.
  Victor Vally Materials,
  Recov. Fac., A.M.T.         Baa1             7.875        6/01/20      1,175             1,218,804
 Orange Cnty. Loc. Trans.
  Auth.,
  Linked S.A.V.R.S. &
  R.I.B.S., A.M.B.A.C.        Aaa              6.20         2/14/11      8,000             9,194,080
  Spec. Tax Rev., R.I.B.S.    Aa2              11.152(b)    2/14/11        750               973,890
 Puerto Rico Comnwlth.,
  Ser. 642A, G.O., M.B.I.A.   NR               10.30(b)     7/01/10      1,000             1,283,240
 Puerto Rico Pub. Bldgs.
  Auth. Rev., Govt. Facs.,
  Ser. H, A.M.B.A.C.          Aaa              5.50         7/01/16      2,000             2,247,400
 Redding Elec. Sys. Rev.,
  C.O.P.,
  Linked S.A.V.R.S.,
  R.I.B.S.                    Aaa              11.59(b)     7/01/22      1,750             2,345,210
  R.I.B.S., M.B.I.A.,
  E.T.M.                      Aaa              6.368(b)     7/01/22         50                58,503
 Riverside Redev. Agy., Tax
  Alloc. Merged Proj.,
  M.B.I.A.                    Aaa              5.00         8/01/33      1,000               977,190
 Sacramento City Fin. Auth.
  Rev., City Hall & Redev.
  Projs.,
  Ser. A, F.S.A.              Aaa              5.375       12/01/19      1,000             1,057,810
 San Bernardino Cnty., Med.
  Ctr. Fin. Proj., C.O.P.,
  M.B.I.A.                    Aaa              5.50         8/01/22      4,400             4,757,060
 San Diego Redev., Agcy.
  Tax Alloc. North Bay
  Redev.                      Baa1             5.875        9/01/29      1,000             1,023,890
 San Diego Uni. Sch. Dist.,
  Election of 1998, Ser. B    Aaa              6.00         7/01/19      1,000             1,156,180
  Election of 1998, Ser. E,
  F.S.A.                      Aaa              5.25         7/01/16      1,000             1,077,960
 San Francisco City &
  Cnty.,
  Arpts. Commm. Int'l.
  Arpt. Rev., A.M.T.,
  F.G.I.C.                    Aaa              6.25         5/01/20      1,000             1,038,280
  Redev. Agcy., Lease Rev.,
  Cap. Apprec.                A1               Zero         7/01/09      2,000             1,604,900

                                              See Notes to Financial Statements.

                          Dryden California Municipal Fund - California Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Santa Margarita/Dana Point
  Auth.,
  Impvt. Dists. 1-2-2A & 8,
  Ser. A, M.B.I.A.            Aaa              7.25%        8/01/09   $  1,000       $     1,220,690
  Impvt. Dists. 3, Ser. B,
  M.B.I.A.                    Aaa              7.25         8/01/08      2,500             3,013,625
  Impvt. Dists. 3, Ser. B,
  M.B.I.A.                    Aaa              7.25         8/01/09      1,400             1,708,966
  Impvt. Dists. 3, Ser. B,
  M.B.I.A.                    Aaa              7.25         8/01/14      1,000             1,259,420
  Ser. A, M.B.I.A., Rev.      Aaa              7.25         8/01/13      1,990             2,510,465
  Ser. B, M.B.I.A., Rev.      Aaa              7.25         8/01/12      3,000             3,738,480
 So. Orange Cnty. Pub. Fin.
  Auth., Spec. Tax Rev.,
  M.B.I.A.                    Aaa              7.00         9/01/11      3,500             4,266,045
 So. Tahoe Joint Pwrs. Fin.
  Auth. Rev., Rfdg. So.
  Tahoe Redev. Proj., Ser.
  A                           BBB-(c)          6.00        10/01/28      2,000             2,040,460
 Southern California Pub.
  Pwr. Auth.,
  Proj. Rev.                  A2               6.75         7/01/10      2,265             2,675,146
  Proj. Rev.                  A2               6.75         7/01/11      1,195             1,418,609
  Proj. Rev.                  A2               6.75         7/01/13      1,000             1,198,800
  Proj. Rev., A.M.B.A.C.,
  E.T.M.                      Aaa              Zero         7/01/16      7,925             4,337,511
  Proj. Rev., Ser. A,
  F.G.I.C., E.T.M.            Aaa              Zero         7/01/12      7,080             4,909,555
 Stockton Cmnty. Facs.
  Dist. No. 90-2, Brookside
  Estates                     NR               6.20         8/01/15        700               728,931
 Torrance California Hosp.
  Rev., Torrance Mem. Med.
  Ctr. Ser. A                 A1               6.00         6/01/22      2,000             2,099,720
 Vacaville Cmnty. Redev.
  Agcy., Cmnty. Hsg. Fin.
  Multi-fam.                  A-(c)            7.375       11/01/14      1,110(e)          1,212,975
 Victor Elementary Sch.
  Dist.,
  Ser. A, G.O., F.G.I.C.      Aaa              5.375        8/01/19      1,290             1,362,433
 Walnut Valley Uni. Sch.
  Dist., M.B.I.A., E.T.M.     Aaa              6.00         8/01/15      1,870             2,186,928
                                                                                     ---------------
 Total long-term
  investments
  (cost $109,842,702)                                                                    120,709,558
                                                                                     ---------------

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 SHORT-TERM INVESTMENTS  1.4%
 -----------------------------------------------------------------------------------
 California Hsg. Fin. Agcy.
  Rev., Home Mtge., Ser. M,
  A.M.T., F.R.D.D.            VMIG1            0.90%        9/02/03(f) $  1,300      $     1,300,000
 Mun. Secs. Tr. Cert., Ser.
  2001-136, Class A,
  F.G.I.C., F.R.D.D.          A-1(c)           0.85         9/02/03(f)      400              400,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $1,700,000)                                                                        1,700,000
                                                                                     ---------------
 TOTAL INVESTMENTS  97.8%
  (COST $111,542,702; NOTE
  5)                                                                                     122,409,558
 Other assets in excess of
  liabilities  2.2%                                                                        2,761,107
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   125,170,665
                                                                                     ---------------
                                                                                     ---------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.O.P.--Certificates of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note.
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c) Standard & Poor's Rating.
(d) Partial principal amount pledged as collateral for financial futures contracts.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 11

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value (cost $111,542,702)                                 $122,409,558
 Cash                                                                            66,711
 Receivable for investments sold                                              2,453,600
 Interest receivable                                                          1,413,640
 Receivable for Series shares sold                                               16,905
 Due to broker-variation margin                                                   5,515
 Other assets                                                                     2,059
                                                                           ------------
 TOTAL ASSETS                                                               126,367,988
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for Series shares reacquired                                           911,764
 Accrued expenses                                                               100,480
 Dividends payable                                                               85,756
 Management fee payable                                                          53,073
 Distribution fee payable                                                        31,094
 Deferred trustees' fees                                                         15,156
                                                                           ------------
 TOTAL LIABILITIES                                                            1,197,323
                                                                           ------------
 NET ASSETS                                                                $125,170,665
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                                  $    104,722
    Paid-in capital in excess of par                                        113,469,520
                                                                           ------------
                                                                            113,574,242
    Accumulated net investment loss                                             (53,318)
    Accumulated net realized gain on investments                                816,651
    Net unrealized appreciation on investments                               10,833,090
                                                                           ------------
 NET ASSETS, AUGUST 31, 2003                                               $125,170,665
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($96,408,641 / 8,065,539 shares of beneficial interest issued and
 outstanding)                                                                  $11.95
 Maximum sales charge (3% of offering price)                                      .37
                                                                               ------
 Maximum offering price to public                                              $12.32
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($21,157,501 / 1,770,429 shares of beneficial interest issued and
 outstanding)                                                                  $11.95
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($2,517,571 / 210,678 shares of beneficial interest issued and outstanding)   $11.95
 Sales charge (1% of offering price)                                              .12
                                                                               ------
 Offering price to public                                                      $12.07
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($5,086,952 / 425,567 shares of beneficial interest issued and outstanding)   $11.95
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 13

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                   $ 6,958,076
                                                                            -----------
 Expenses
 Management fee                                                                 669,312
 Distribution fee--Class A                                                      258,571
 Distribution fee--Class B                                                      119,312
 Distribution fee--Class C                                                       17,033
 Custodian's fees and expenses                                                  102,000
 Transfer agent's fees and expenses                                              50,000
 Reports to shareholders                                                         44,000
 Legal fees and expenses                                                         37,000
 Registration fees                                                               34,000
 Audit fee                                                                       15,000
 Trustees' fees                                                                   9,000
 Miscellaneous                                                                    9,074
                                                                            -----------
 TOTAL EXPENSES                                                               1,364,302
                                                                            -----------
 NET INVESTMENT INCOME                                                        5,593,774
                                                                            -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                   1,877,283
    Financial futures transactions                                             (199,547)
    Options written                                                              26,805
                                                                            -----------
                                                                              1,704,541
                                                                            -----------
 Net change in unrealized appreciation/depreciation on:
    Investment transactions                                                  (4,626,630)
    Financial futures contracts                                                  28,131
                                                                            -----------
                                                                             (4,598,499)
                                                                            -----------
 Net loss on investments                                                     (2,893,958)
                                                                            -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 2,699,816
                                                                            -----------
                                                                            -----------

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets
For the Year Ended Periods

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   5,593,774       $   5,764,207
 Net realized gain on investment transactions              1,704,541             326,535
 Net change in unrealized appreciation/depreciation
 on investments                                           (4,598,499)            235,794
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                2,699,816           6,326,536
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
 Dividends from net investment income
 Class A                                                  (4,322,771)         (4,484,282)
 Class B                                                    (937,844)         (1,078,599)
 Class C                                                     (83,781)            (69,241)
 Class Z                                                    (190,604)           (129,025)
                                                      ---------------    -----------------
                                                          (5,535,000)         (5,761,147)
                                                      ---------------    -----------------
 Distributions from realized gains
 Class A                                                    (707,585)           (937,191)
 Class B                                                    (168,739)           (235,882)
 Class C                                                     (12,098)            (16,711)
 Class Z                                                     (28,302)            (20,198)
                                                      ---------------    -----------------
                                                            (916,724)         (1,209,982)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6)
 Net proceeds from shares sold                            23,670,413          15,441,290
 Net asset value of shares issued in reinvestment
    of dividends and distributions                         3,718,587           4,068,922
 Cost of shares reacquired                               (32,912,886)        (19,158,810)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
 share transactions                                       (5,523,886)            351,402
                                                      ---------------    -----------------
 Total decrease                                           (9,275,794)           (293,191)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       134,446,459         134,739,650
                                                      ---------------    -----------------
 End of year                                           $ 125,170,665       $ 134,446,459
                                                      ---------------    -----------------
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 15

Notes to Financial Statements

Dryden California Municipal Fund (the 'Fund'), formerly known as Prudential California Municipal Fund is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. These financial statements relate only to California Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

16 Visit our website at www.jennisondryden.com

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium

                         Dryden California Municipal Fund - California Series 17
and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

18 Visit our website at www.jennisondryden.com calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

                         Dryden California Municipal Fund - California Series 19

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% and .75 of 1% of the Class A and C shares, respectively.

PIMS has advised the Series they received approximately $72,200 and $12,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2003, it received approximately $33,900 and $1,300 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003

20 Visit our website at www.jennisondryden.com renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $36,200 for the services of PMFS. As of August 31, 2003, approximately $2,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,400 in total networking fees of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, were approximately $4,000 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $300 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2003 were $80,675,183 and $87,581,477 respectively.

During the year ending August 31, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at August 31, 2003 are as follows:

                                                           VALUE AT        VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION           TRADE        AUGUST 31,        APPRECIATION
CONTRACTS            TYPE                  DATE              DATE            2003          (DEPRECIATION)
---------     -------------------    -----------------    -----------     -----------     ----------------
              Long Positions:
      39      U.S. Treasury Bonds    Sep. 03              $ 4,164,312     $ 4,188,843         $ 24,531
              U.S. Treasury
      23       10 Yr Notes           Sep. 03                2,562,661       2,565,219            2,558
                                                                                               -------
                                                                                                27,089
                                                                                               -------
                                                                                               -------

                         Dryden California Municipal Fund - California Series 21

                                                           VALUE AT        VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION           TRADE        AUGUST 31,        APPRECIATION
CONTRACTS            TYPE                  DATE              DATE            2003          (DEPRECIATION)
---------     -------------------    -----------------    -----------     -----------     ----------------
              Short Position:
              U.S. Treasury
     102       5 Yr Notes            Sep. 03              $(11,310,552)   $(11,371,407)       $(60,855)
                                                                                               -------
                                                                                              $(33,766)
                                                                                               -------
                                                                                               -------

Transactions in options written during the year ended August 31, 2003, were as follows:

                                                          NUMBER OF      PREMIUMS
                                                          CONTRACTS      RECEIVED
                                                          ---------      ---------
      Options outstanding as of August 31, 2002               --               --
      Options written                                         51         $ 36,493
      Options terminated                                     (51)         (36,493 )
                                                              --
                                                                         ---------
      Options outstanding as of August 31, 2003               --         $     --
                                                              --
                                                              --
                                                                         ---------
                                                                         ---------

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments.

For the year ended August 31, 2003, the adjustments were to decrease undistributed net investment income by $112,092, increase accumulated net realized gain by $19,019 and increase paid-in-capital by $93,073 due to the differences in the treatment of accretion of market discount between financial and tax reporting and reclassification of redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

22 Visit our website at www.jennisondryden.com

For the years ended August 31, 2003 and August 31, 2002, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows.

                                                    LONG-TERM
                TAX EXEMPT         ORDINARY          CAPITAL            TOTAL
   YEAR           INCOME            INCOME            GAINS          DISTRIBUTIONS
----------     ------------      ------------      ------------      ------------
   2003         $5,535,000              --          $  916,724        $6,451,724
   2002         $5,767,458          $5,410          $1,198,261        $6,971,129

As of August 31, 2003, the accumulated undistributed earnings on a tax basis were $32,438 of tax-exempt income (including a timing difference of $85,756 for dividends payable), $43,453 of ordinary income and $604,532 of long-term capital gain.

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2003 were as follows:

                                                                         TOTAL NET
                                                                         UNREALIZED
    TAX BASIS             APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $111,407,802           $11,134,716              $132,960             $11,001,756

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount for book and tax purposes.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Series has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

                         Dryden California Municipal Fund - California Series 23

Transactions in shares of beneficial interest were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                      1,240,808    $ 15,185,316
Shares issued in reinvestment of dividends and distributions       236,644       2,890,708
Shares reacquired                                               (2,024,588)    (24,720,854)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (547,136)     (6,644,830)
Shares issued upon conversion from Class B                         260,421       3,251,425
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (286,715)   $ (3,393,405)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        522,050    $  6,305,228
Shares issued in reinvestment of dividends and distributions       266,254       3,201,504
Shares reacquired                                               (1,114,068)    (13,456,471)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (325,764)     (3,949,739)
Shares issued upon conversion from Class B                         315,185       3,796,443
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (10,579)   $   (153,296)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS B
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        174,886    $  2,157,303
Shares issued in reinvestment of dividends and distributions        50,521         616,800
Shares reacquired                                                 (291,605)     (3,547,746)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       (66,198)   $   (773,643)
Shares reacquired upon conversion into Class A                    (260,448)     (3,251,425)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (326,646)   $ (4,025,068)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        448,015    $  5,419,106
Shares issued in reinvestment of dividends and distributions        59,390         713,860
Shares reacquired                                                 (325,110)     (3,932,659)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       182,295       2,200,307
Shares reacquired upon conversion into Class A                    (315,231)     (3,796,443)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (132,936)   $ (1,596,136)
                                                                ----------    ------------
                                                                ----------    ------------

24 Visit our website at www.jennisondryden.com

CLASS C                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        111,503    $  1,367,428
Shares issued in reinvestment of dividends and distributions         5,792          70,778
Shares reacquired                                                  (77,218)       (941,790)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       40,077    $    496,416
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                         73,831    $    899,706
Shares issued in reinvestment of dividends and distributions         5,692          68,379
Shares reacquired                                                  (31,865)       (381,422)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       47,658    $    586,663
                                                                ----------    ------------
                                                                ----------    ------------
CLASS Z
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        403,777    $  4,960,366
Shares issued in reinvestment of dividends and distributions        11,470         140,301
Shares reacquired                                                 (301,224)     (3,702,496)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      114,023    $  1,398,171
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        233,181    $  2,817,250
Shares issued in reinvestment of dividends and distributions         7,079          85,179
Shares reacquired                                                 (114,497)     (1,388,258)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      125,763    $  1,514,171
                                                                ----------    ------------
                                                                ----------    ------------

                         Dryden California Municipal Fund - California Series 25

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   12.30
                                                                           -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                         .51
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 (.27)
                                                                           -------
 Total from investment operations                                              .24
                                                                           -------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                         (.51)
 Distributions in excess of net investment income                               --
 Distributions from net realized gains                                        (.08)
                                                                           -------
 Total distributions                                                          (.59)
                                                                           -------
 Net asset value, end of year                                            $   11.95
                                                                           -------
                                                                           -------
 TOTAL RETURN(B):                                                             2.02%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $  96,409
 Average net assets (000)                                                $ 103,428
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(d)               .97%
    Expenses, excluding distribution and service (12b-1) fees                  .72%
    Net investment income                                                     4.22%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                     63%

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and increase the ratio of net investment income from 4.37% to 4.38%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  12.36             $  11.78             $  11.45             $  12.22
      -------              -------               ------               ------
          .53                  .56                  .58                  .59
          .05                  .58                  .33                 (.77)
      -------              -------               ------               ------
          .58                 1.14                  .91                 (.18)
      -------              -------               ------               ------
         (.53)                (.56)                (.58)                (.59)
           --                   --                   --(a)                --
         (.11)                  --                   --                   --
      -------              -------               ------               ------
         (.64)                (.56)                (.58)                (.59)
      -------              -------               ------               ------
     $  12.30             $  12.36             $  11.78             $  11.45
      -------              -------               ------               ------
      -------              -------               ------               ------
         4.92%                9.91%                8.35%               (1.56)%
     $102,729             $103,368             $ 94,776             $ 92,868
     $102,429             $ 99,324             $ 93,560             $ 94,868
          .97%                 .98%                 .93%                 .89%
          .72%                 .73%                 .68%                 .69%
         4.38%                4.66%                5.13%                4.94%
           30%                  48%                  25%                  13%

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 27

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.30
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .48
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.27)
                                                                           ------
 Total from investment operations                                             .21
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.48)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.08)
                                                                           ------
 Total distributions                                                         (.56)
                                                                           ------
 Net asset value, end of year                                             $ 11.95
                                                                           ------
                                                                           ------
 TOTAL RETURN(B):                                                            1.76%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $21,157
 Average net assets (000)                                                 $23,862
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.22%
    Expenses, excluding distribution and service (12b-1) fees                 .72%
    Net investment income                                                    3.97%

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

28 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  12.36             $  11.78             $  11.44             $  12.22
       ------               ------               ------               ------
          .50                  .53                  .56                  .56
          .05                  .58                  .34                 (.78)
       ------               ------               ------               ------
          .55                 1.11                  .90                 (.22)
       ------               ------               ------               ------
         (.50)                (.53)                (.56)                (.56)
           --                   --                   --(a)                --
         (.11)                  --                   --                   --
       ------               ------               ------               ------
         (.61)                (.53)                (.56)                (.56)
       ------               ------               ------               ------
     $  12.30             $  12.36             $  11.78             $  11.44
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.67%                9.63%                8.18%               (1.94)%
     $ 25,787             $ 27,554             $ 32,403             $ 48,196
     $ 26,110             $ 28,540             $ 38,348             $ 56,041
         1.22%                1.23%                1.18%                1.19%
          .72%                 .73%                 .68%                 .69%
         4.13%                4.41%                4.89%                4.62%

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 29

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.30
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .45
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.27)
                                                                            -----
 Total from investment operations                                             .18
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.45)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.08)
                                                                            -----
 Total distributions                                                         (.53)
                                                                            -----
 Net asset value, end of year                                             $ 11.95
                                                                            -----
                                                                            -----
 TOTAL RETURN(B):                                                            1.51%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 2,518
 Average net assets (000)                                                 $ 2,271
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(d)             1.47%
    Expenses, excluding distribution and service (12b-1) fees                 .72%
    Net investment income                                                    3.74%

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $12.36               $11.78               $11.44               $12.22
       -----                -----                -----                -----
         .47                  .50                  .53                  .53
         .05                  .58                  .34                 (.78)
       -----                -----                -----                -----
         .52                 1.08                  .87                 (.25)
       -----                -----                -----                -----
        (.47)                (.50)                (.53)                (.53)
          --                   --                   --(a)                --
        (.11)                  --                   --                   --
       -----                -----                -----                -----
        (.58)                (.50)                (.53)                (.53)
       -----                -----                -----                -----
      $12.30               $12.36               $11.78               $11.44
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.41%                9.36%                7.91%               (2.18)%
      $2,098               $1,519               $1,112               $1,447
      $1,778               $1,226               $1,290               $1,373
        1.47%                1.48%                1.43%                1.44%
         .72%                 .73%                 .68%                 .69%
        3.89%                4.14%                4.64%                4.40%

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 31

Financial Highlights
Cont'd.

                                                                          CLASS Z
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.30
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .54
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.27)
                                                                            -----
 Total from investment operations                                             .27
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.54)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.08)
                                                                            -----
 Total distributions                                                         (.62)
                                                                            -----
 Net asset value, end of year                                             $ 11.95
                                                                            -----
                                                                            -----
 TOTAL RETURN(B):                                                            2.27%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 5,087
 Average net assets (000)                                                 $ 4,300
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                 .72%
    Expenses, excluding distribution and service (12b-1) fees                 .72%
    Net investment income                                                    4.49%

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $12.37               $11.79               $11.45               $12.23
       -----                -----                -----                -----
         .56                  .59                  .61                  .62
         .04                  .58                  .34                 (.78)
       -----                -----                -----                -----
         .60                 1.17                  .95                 (.16)
       -----                -----                -----                -----
        (.56)                (.59)                (.61)                (.62)
          --                   --                   --(a)                --
        (.11)                  --                   --                   --
       -----                -----                -----                -----
        (.67)                (.59)                (.61)                (.62)
       -----                -----                -----                -----
      $12.30               $12.37               $11.79               $11.45
       -----                -----                -----                -----
       -----                -----                -----                -----
        5.09%               10.17%                8.71%               (1.44)%
      $3,832               $2,298               $1,599               $  928
      $2,778               $1,708               $1,231               $1,427
         .72%                 .73%                 .68%                 .69%
         .72%                 .73%                 .68%                 .69%
        4.64%                4.90%                5.37%                5.15%

                                              See Notes to Financial Statements.

                         Dryden California Municipal Fund - California Series 33

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden California Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden California Municipal Fund (formerly, Prudential California Municipal Fund), California Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

34 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. During the fiscal year ended August 31, 2003, dividends paid from net investment income of $.51 per Class A share, $.48 per Class B share, $.45 per Class C share and $.54 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid long-term capital gains of $.08 per share of each Class A, B, C and Z shares. Also, the Series utilized redemptions as distributions in the amount of $0.0842 per Class A, B, C and Z as long-term capital gains.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2003.

                         Dryden California Municipal Fund - California Series 35

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead
(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson            8,859,865             --      165,023              --
        Robert E. La Blanc           8,874,919             --      149,969              --
        Robert F. Gunia              8,870,939             --      153,949              --
        Douglas H.
         McCorkindale                8,874,542             --      150,346              --
        Stephen P. Munn              8,876,575             --      148,313              --
        Richard A. Redeker           8,863,833             --      161,055              --
        Judy A. Rice                 8,877,995             --      146,893              --
        Robin B. Smith               8,861,609             --      163,279              --
        Stephen Stoneburn            8,864,963             --      159,925              --
        Clay T. Whitehead            8,865,170             --      159,718              --
(3)     Permit an amendment
         to the management
         contract between PI
         and the Company             8,245,874        451,408           --         327,606

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

36 Visit our website at www.jennisondryden.com

A meeting of the Fund's shareholders was held on August 21, 2003. The meeting was held for the following purposes:

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.
(4a) To approve changes to fundamental investment restrictions and policies, relating to: fund diversification.
(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.
(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.
(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.
(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.
(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(2)     Permit the Manager to
         enter into, or make
         changes to,
         Subadvisory
         Agreements without
         Shareholder
         Approval.                 4,660,639          860,088             --         405,897
(4a)    Fund Diversification       5,094,444          411,423             --         420,757
(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets           4,934,747          555,620             --         436,257
(4c)    Buying and Selling
         Real Estate               4,923,424          575,075             --         428,125
(4d)    Buying and Selling
         Commodities and
         Commodity Contracts       4,819,411          664,829             --         442,384
(4f)    Making Loans               4,902,202          563,114             --         461,308
(4g)    Other Investment
         Restrictions              4,834,566          600,864             --         491,194

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.
                         Dryden California Municipal Fund - California Series 37

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus
Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

38 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.
INTERESTED TRUSTEES(1)
JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

                        Dryden California Municipal Fund - California Series 39

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1995(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

40 Visit our website at www.jennisondryden.com

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.
   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                         Dryden California Municipal Fund - California Series 41

Growth of a $10,000 Investment

         [LINE GRAPH]


Average Annual Total Returns (with Sales Charge) as of 8/31/03
         One Year   Five Years   Ten Years        Since Inception
Class A   -1.04%       4.01%     5.01%  (5.00)     6.30%   (6.29)
Class B   -3.10        4.21      5.00   (4.98)     7.06    (6.88)
Class C   -0.47        3.91           N/A          5.28    (5.27)
Class Z    2.27        4.88           N/A          6.02    (6.01)


Average Annual Total Returns (without Sales Charge) as of 8/31/03
         One Year   Five Years   Ten Years        Since Inception
Class A    2.02%       4.64%     5.33%  (5.32)     6.54%   (6.53)
Class B    1.76        4.37      5.00   (4.98)     7.06    (6.88)
Class C    1.51        4.12           N/A          5.40    (5.38)
Class Z    2.27        4.88           N/A          6.02    (6.01)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/19/84; Class C, 8/1/94; and Class Z, 9/18/96. The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman Brothers Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers Municipal Bond Index may differ substantially from the securities in the Series. The Lehman Brothers Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

                             Dryden California Municipal Fund/California Series


MAIL
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

TELEPHONE
(800) 225-1852

WEBSITE
www.jennisondryden.com

TRUSTEES
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc - Douglas H.
McCorkindale - Stephen P. Munn - Richard A. Redeker - Judy A. Rice - Robin B.
Smith - Stephen D. Stoneburn - Clay T. Whitehead

OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres,
Treasurer and Principal Financial and Accounting Officer - Marguerite E.H.
Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs,
Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER                 Prudential Investments LLC   Gateway Center Three
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

INVESTMENT ADVISER      Prudential Investment        Gateway Center Two
                        Management, Inc.             100 Mulberry Street
                                                     Newark, NJ 07102

DISTRIBUTOR             Prudential Investment        Gateway Center Three
                        Management Services LLC      14th Floor
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

CUSTODIAN               State Street Bank            One Heritage Drive
                        and Trust Company            North Quincy, MA 02171

TRANSFER AGENT          Prudential Mutual Fund       PO Box 8098
                        Services LLC                 Philadelphia, PA 19101

INDEPENDENT AUDITORS    PricewaterhouseCoopers LLP   1177 Avenue of the Americas
                                                     New York, NY 10036

LEGAL COUNSEL           Shearman & Sterling LLP      599 Lexington Avenue
                                                     New York, NY 10022

Dryden California Municipal Fund/California Series
Share Class   A           B           C           Z
Nasdaq        PRMCX       PBCMX       PCCSX       PZCSX
CUSIP         262433881   262433873   262433865   262433857



<Table
Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY  x  MAY LOSE VALUE  x  ARE NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY                                 ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden California Municipal Fund/California Series
Share Class   A           B           C           Z
Nasdaq        PRMCX       PBCMX       PCCSX       PZCSX
CUSIP         262433881   262433873   262433865   262433857

MF116E   IFS-A084960

Dryden
California Municipal Fund/
California Income Series

Formerly known as Prudential California Municipal Fund/
California Income Series

AUGUST 31, 2003                        ANNUAL REPORT

[LOGO]

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period
covered by this report and are subject
to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,                      October 10, 2003

There have been welcome signs that the U.S. economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you. JennisonDryden funds are managed by Prudential Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden California Municipal Fund/California Income Series

                   Dryden California Municipal Fund/California Income Series   1

Your Series' Performance

Series Objective
The investment objective of the Dryden California Municipal Fund/California Income Series (the Series) is to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns(1) as of 8/31/03
                    One Year    Five Years       Ten Years       Since Inception(2)
Class A               2.20%   23.41%  (23.41)  75.91%  (73.97)   139.10%   (133.16)
Class B               1.94    21.82   (21.82)       N/A           67.08     (65.39)
Class C               1.69    20.31   (20.31)       N/A           63.75     (62.54)
Class Z               2.45    24.88   (24.88)       N/A           50.11     (49.97)
Lehman Brothers
 Muni Bond Index(3)   3.14        29.57            76.44               ***
Lipper CA Muni Debt
 Funds Avg.(4)        1.36        21.46            63.69               ****


Average Annual Total Returns(1) as of 9/30/03
                    One Year    Five Years       Ten Years       Since Inception(2)
Class A              -0.37%    3.95%   (3.95)   5.64%   (5.53)     7.04%     (6.83)
Class B              -2.47     4.15    (4.15)         N/A          5.70      (5.59)
Class C               0.20     3.85    (3.85)         N/A          5.76      (5.68)
Class Z               2.97     4.84    (4.84)         N/A          6.41      (6.39)
Lehman Brothers
 Muni Bond Index(3)   3.89         5.67              6.03                ***
Lipper CA Muni Debt
 Funds Avg.(4)        1.60         4.25              5.20                ****


Distributions and Yields(1) as of 8/31/03
                                            Taxable Equivalent 30-Day Yield(5)
           Total Distributions   30-Day            at Tax Rates of
           Paid for 12 Months   SEC Yield             33%     35%
Class A            $0.47          3.66%              6.02%   6.21%
Class B             0.45          3.52               5.79    5.97
Class C             0.42          3.24               5.33    5.50
Class Z             0.50          4.02               6.62    6.82


Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31, 2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses. (2)Inception dates: Class A, 12/3/90; Class B, 12/7/93; Class C, 8/1/94; and Class Z, 9/18/96.

2   Visit our website at www.jennisondryden.com

(3)The Lehman Brothers Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. (4)The Lipper California (CA) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California. Investors cannot invest directly in an index. (5)Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Brothers Muni Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Lehman Brothers Muni Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/03 are 136.74% for Class A, 75.67% for Class B, 76.80% for Class C, and 51.67% for Class Z. Lehman
Brothers Muni Bond Index Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.19% for Class A, 6.21% for Class B, 6.75% for
Class C, and 6.57% for Class Z. ****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/03 are 119.96% for Class A, 62.96% for Class B, 64.51% for Class C, and 41.79% for Class Z. Lipper
Average Closest Month-End to Inception average annual total returns as of 9/30/03 are 6.57% for Class A, 5.39% for Class B, 5.90% for Class C, and
5.54% for Class Z.


Five Largest Issuers
expressed as a percentage of total investments as of 8/31/03

Foothill Eastern Transportation Corridor Agency                     6.3%
Orange County Local Transportation Authority                        5.4
Southern California Public Power Authority                          4.2
California State Department Water Resource Power Supply Revenue     3.9
Long Beach Harbor Revenue                                           3.2

Issuers are subject to change.


Portfolio Composition
expressed as a percentage of net assets as of 8/31/03

Special Tax/Assessment District                                    40.0%
Transportation                                                      8.0
Lease-Backed Certificate of Participation                           7.6
Healthcare                                                          7.1
Power                                                               6.8
General Obligation                                                  5.9
Water & Sewer                                                       2.4
Education                                                           2.2
Solid Waste/Resource Recovery                                       1.1
Corporate-Backed IDB & PCR                                          1.0
Housing                                                             0.7
Tobacco                                                             0.6
Other Muni                                                         12.6
Other                                                               1.5
Cash & Equivalents                                                  2.5

Portfolio Composition is subject to change.


Credit Quality
expressed as a percentage of net assets as of 8/31/03
Aaa                                                                49.9%
Aa                                                                  2.5
A                                                                   8.6
Baa                                                                 9.3
Ba                                                                  1.1
B                                                                   1.0
NR                                                                 25.1
Cash & Equivalents                                                  2.5

Source: Moody's rating, defaulting to S&P when not rated.
Credit Quality is subject to change.

                   Dryden California Municipal Fund/California Income Series   3

INVESTMENT ADVISER'S REPORT

Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, according to the Lehman Brothers Municipal Bond Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United States. The outlook was cloudy because investors did not know how much the Federal Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S. involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August 31, 2003, the Series' performance trailed its benchmark, the Index. This occurred because the Series invests in the California municipal bond sector, which underperformed the broader municipal bond market as measured by the Index. The Index also does not reflect the operating expenses of mutual funds. Compared to its peer group, which does take into account operating expenses, the Series' returns exceeded the Lipper California Municipal Debt Funds Average for the 12 months ended August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March 2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or purchase U.S. Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds rate by a quarter of a percentage point to 1%.

4   Visit our website at www.jennisondryden.com

During the remainder of the reporting period, municipal bond prices slid in July and stabilized in August. Municipal bond prices were hurt by data showing stronger economic growth even though the job market remained weak. Meanwhile, volatility in the California municipal bond sector also reflected legislators' struggle to balance California's budget and uncertainty surrounding the effort to recall California Governor Gray Davis.

California General Obligation Bonds Downgraded
California's budget deficit reached roughly $38 billion. After much effort, the legislature passed a fiscal 2004 budget containing a variety of one-time fixes to close the budget gap. Spending cuts were identified and enacted, but the key strategy of the budget was issuing bonds to pay for a substantial portion of the deficit. The remaining structural imbalance means that the 2005 budget is expected to be an estimated $8 billion out of balance when that fiscal year begins July 1, 2004.

Considering the difficult situation in California, it is not surprising that during the reporting period, Moody's Investors Service downgraded the state's general obligation bonds from A1 to A3 with a negative outlook. Standard & Poor's Ratings Group (S&P) cut these bonds from single-A+ to BBB with a stable outlook. We believe the Series benefited from our decision to invest mainly in California general obligation bonds that are rated Aaa because they are backed by an insurance policy from a monoline insurance company.

Credit Quality and Interest-Rate Sensitivity
Given the fiscal challenges facing California and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for roughly 50% of the Series' net assets as of August 31, 2003. We emphasized Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The Series had what we believed to be a meaningful exposure to bonds of below-investment-grade quality, which also provided considerable interest income. This helped the Series meet its investment objective of

                   Dryden California Municipal Fund/California Income Series   5
maximizing current income exempt from California State and federal income taxes, consistent with the preservation of capital.

In the volatile interest-rate environment, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.

Emphasizing Bonds Backed by Special Taxes
From the perspective of municipal bond market sectors, the Series had a meaningful exposure during the reporting period to special tax/assessment district bonds. These debt securities help finance the development of public infrastructure for residential communities in California where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. We favor this type of bond because we believe the sector offers attractive value on a risk-adjusted basis i.e., a bond may experience significant credit improvement upon build-out of a district.

California Income Series Management Team

6   Visit our website at www.jennisondryden.com

              Financial Statements

              -----------------------------------------------------------
              AUGUST 31, 2003       ANNUAL REPORT
              Dryden California Municipal Fund
              California Income Series

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  96.2%

 MUNICIPAL BONDS
 -----------------------------------------------------------------------------------
 Abag Fin. Auth. For
  Nonprofit Corp. Rev., San
  Diego Hosp. Assoc., Ser.
  C                           Baa1             5.375%        3/01/21  $  1,665       $     1,591,707
 Brea Redev. Agcy.,
  Rfdg., Tax Alloc., Ser. A   Aaa              5.50          8/01/19     3,350             3,570,999
  Rfdg., Tax Alloc., Ser.
  A, A.M.B.A.C.               Aaa              5.50          8/01/12     2,055             2,283,989
 California Cnty. Tobacco
  Sec. Agcy., Asset Bkd.
  Gold Country Fdg. Corp.     Baa2             5.75          6/01/27     1,935             1,483,294
 California Hlth. Facs.
  Fin. Auth. Rev., Kaiser
  Permanente,
  Ser. B                      A3               5.25         10/01/13     3,620             3,743,080
 California Infrastructure
  & Econ. Dev. Bk. Rev.,
  Scripps Research Inst.,
  Ser. A                      Aa3              5.75          7/01/30     1,500             1,565,115
 California Poll. Ctrl.
  Fin. Auth., Solid Wste.
  Disp. Rev., Keller Canyon
  Landfill Co. Proj.          B1               6.875        11/01/27     2,500             2,349,975
 California Rural Home
  Mtge. Fin. Auth., Sngl.
  Fam. Mtge. Rev., Mtge.
  Bkd. Secs., Ser. D,
  F.N.M.A., G.N.M.A.,
  A.M.T.                      AAA(c)           6.00         12/01/31     1,270             1,324,648
 California St. Cmnty. Cap.
  Apprec. Cmnty. Facs.,
  Dist. No. 97-1              NR               Zero          9/01/22     4,440             1,335,996
 California St. Dept. Wtr.
  Res. Pwr. Supply Rev.,
  Ser. A                      A3               5.375         5/01/22     2,000             2,022,400
  Ser. A, A.M.B.A.C.          Aaa              5.50          5/01/13     1,000             1,104,960
  Ser. A, A.M.B.A.C.          Aaa              5.50          5/01/14     3,000             3,290,280
  Ser. A, A.M.B.A.C.          Aaa              5.375         5/01/18     2,500             2,649,725
 California St. Pub. Wks.
  Brd. Lease Rev., Dept. of
  Corrections, Ser. A         Aaa              5.50          1/01/15     3,000             3,245,400
 California St. Univ. Rev.
  & Coll., Systemwide, Ser.
  A, A.M.B.A.C.               Aaa              5.50         11/01/16     1,350             1,468,436
 California St., G.O.,
  A.M.B.A.C.                  Aaa              5.50          3/01/16     2,000             2,157,860

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 California Statewide
  Cmntys.
  Dev. Auth.,
  C.O.P.                      Aaa              5.30%        12/01/15  $  1,900       $     2,013,145
  Sutter Hlth., Ser. B        A1               5.50          8/15/28     4,000             3,983,760
 Carson City Ltd. Oblig.
  Impvt. Rev., Assmt.
  Dist., No. 92-1             NR               7.375         9/02/22       370               380,645
 Central California Joint
  Pwrs. Hlth. Fin. Auth.,
  C.O.P., Cmnty. Hosps.       Baa2             6.00          2/01/30     2,000             2,019,620
 Chula Vista Cmnty. Facs.
  Dist. Spec. Tax,
  No. 06-1 Eastlake Woods
  Area A                      NR               6.15          9/01/26     1,000               994,640
  No. 06-1 Eastlake Woods
  Area A                      NR               6.20          9/01/33     1,500             1,497,150
 Chula Vista Cmnty. Redev.
  Agcy.,
  Rfdg. Tax Alloc. Sr.
  Bayfront, Ser. A            BBB+(c)          7.625         9/01/24     2,500             2,773,650
  Rfdg. Tax Alloc. Sub.
  Bayfront, Ser. C            NR               8.25          5/01/24     2,500             2,661,225
 Chula Vista Spec. Tax,
  Cmnty. Facs., Dist. No.
  97-3                        NR               6.05          9/01/29     2,765             2,803,821
 Corona C.O.P., Vista Hosp.
  Sys., Inc., Ser. C          NR               8.375         7/01/11     2,000(e)            900,000
 Davis Pub. Facs. Fin.
  Auth., Mace Ranch, Ser. A   NR               6.60          9/01/25     1,330             1,387,403
 El Dorado Cnty., Spec.
  Tax,
  Cmnty. Facs., Dist. No.
  92-1                        NR               6.125         9/01/16     1,000             1,032,200
  Cmnty. Facs., Dist. No.
  92-1                        NR               8.25          9/01/24     1,945(f)          2,121,800
  Cmnty. Facs., Dist. No.
  92-1                        NR               6.25          9/01/29       480               488,146
 Emeryville Pub. Fin. Auth.
  Rev., Emeryville Redev.
  Proj., Ser. A, M.B.I.A.     Aaa              5.25          9/01/20     1,635             1,703,474
 Folsom Spec. Tax,
  Cmnty. Facs., Dist. No.
  10                          NR               6.875         9/01/19     2,000             2,111,260
  Cmnty. Facs., Dist. No. 7   NR               6.00          9/01/24     2,500             2,526,875
 Foothill/Eastern Trans.
  Corr. Agcy., Toll Rd.
  Rev.,
  C.A.B.S., Sr. Lien, Ser.
  A, E.T.M.                   Aaa              Zero          1/01/20    13,760             5,966,611
  Conv. C.A.B.S.              Baa3             Zero          1/15/28     4,890             3,250,481
  Conv. C.A.B.S., Sr. Lien,
  Ser. A, Zero Coupon
  (until 1/01/05)             Aaa              7.15          1/01/13     4,750(f)          5,324,892

                                              See Notes to Financial Statements.

                   Dryden California Municipal Fund - California Income Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Gateway Impvt. Auth. Rev.,
  Marin City Cmnty. Facs.
  Dist., Ser. A               NR               7.75%         9/01/25  $  2,085(f)    $     2,388,430
 Glendale Redev. Agcy. Tax
  Alloc. Rev., Central
  Glendale Redev. Proj.,
  M.B.I.A.                    Aaa              5.25         12/01/19     3,275             3,437,538
 Golden West Sch. Fin.
  Auth., California Rev.,
  C.A.B.S., Rfdg. Ser. A.,
  M.B.I.A.                    Aaa              Zero          2/01/19     2,110               929,075
 Kings Cnty. Wste. Mgmt.
  Auth., Solid Wste. Rev.,
  A.M.T.                      BBB(c)           7.20         10/01/14     1,200             1,252,740
 La Quinta Redev. Agcy.,
  Tax Alloc.,
  Rfdg. Proj. Area No. 1,
  M.B.I.A.                    Aaa              7.30          9/01/10     1,000             1,225,080
  Rfdg. Proj. Area No. 1,
  M.B.I.A.                    Aaa              7.30          9/01/11     1,000             1,235,280
 Lincoln Impvt. Bond Act of
  1915, Pub. Fin Auth.,
  Twelve Bridges              NR               6.20          9/02/25     2,750             2,808,713
 Long Beach Hbr. Rev.,
  Rfdg. Ser. A, A.M.T.,
  F.G.I.C.                    Aaa              6.00          5/15/17     3,500(g)          3,990,105
  Rfdg. Ser. A, A.M.T.,
  F.G.I.C.                    Aaa              6.00          5/15/19     3,000             3,408,030
 Long Beach Uni. Sch.
  Dist., G.O., Election
  1999, Ser. C, M.B.I.A.      Aaa              5.00          8/01/25     1,000               990,760
 Los Angeles Cmnty. Facs.,
  Dist. No. 5, Rowland
  Heights, Ser. A             NR               7.25          9/01/19     1,500(f)          1,622,520
 Los Angeles Hbr. Dept.
  Rev., A.M.T., Ser. B        Aa2              5.375        11/01/23     2,000             2,005,660
 Los Angeles Uni. Sch.
  Dist., G.O., Ser. A,
  M.B.I.A.                    Aaa              5.00          7/01/13     1,365             1,471,020
 Lynwood Pub. Fin. Auth.
  Rev., Wtr. Sys. Impvt.
  Proj.                       BBB+(c)          6.50          6/01/21     1,500             1,559,835
 Metro. Wtr. Dist. of
  Southern California,
  Waterworks Rev., Linked
  S.A.V.R.S. & R.I.B.S.       Aa2              5.75          8/10/18     1,000             1,132,580
 Mojave Desert & Mtn. Solid
  Wste. Joint Pwrs. Auth.
  Proj., Victor Valley
  Nat'l. Recov. Facs.,
  A.M.T.                      Baa1             7.875         6/01/20     1,175             1,218,804
 Norco Spec. Tax Cmnty.
  Facs., Dist. No. 97-1       NR               7.10         10/01/30     1,320             1,410,578
 Ontario California Impvt.
  Bond Act of 1915, Assmt.
  Dist. 100C, Cmnty. Ctr.
  III                         NR               8.00          9/02/11       535               559,187

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Orange Cnty. Cmnty. Facs.
  Dist., Spec. Tax Rev.,
  No. 01-1, Ladera Ranch,
  Ser. A                      NR               6.00%         8/15/25  $  1,350       $     1,348,326
 Orange Cnty. Loc. Trans.
  Auth.,
  Sales Tax Rev., Linked
  S.A.V.R.S. &
  R.I.B.S., A.M.B.A.C.,
  T.C.R.S.                    Aaa              6.20          2/14/11    10,000            11,492,600
  Spec. Tax Rev., Linked
  R.I.B.S.                    Aa2              11.15(d)      2/14/11       750               973,890
 Perris Cmnty. Facs. Dist.,
  Spec. Tax No. 01-2, Ser.
  A                           NR               6.25          9/01/23     2,000             1,979,740
 Pico Rivera California
  Wtr. Auth. Rev., Wtr.
  Sys. Proj., Ser. A,
  M.B.I.A.                    Aaa              5.50          5/01/29     1,500             1,605,405
 Pittsburg California
  Redev. Agcy. Tax Alloc.,
  Ext. Spec. Redem., Los
  Medanos, Ser. B, F.S.A.     Aaa              5.80          8/01/34     2,700             2,917,836
  Los Medanos Cmnty. Dev.
  Proj., A.M.B.A.C.           Aaa              Zero          8/01/26     1,375               373,780
 Poway Cmnty., Facs., Dist.
  No. 88-1, Pkwy. Bus. Ctr.   NR               6.75          8/15/15     1,000             1,073,620
 Puerto Rico Comnwlth.,
  Hwy. & Trans. Auth. Rev.,
  Ser. G, F.G.I.C.            Aaa              5.25          7/01/16     2,000             2,167,700
  Hwy. & Trans. Auth. Rev.,
  Ser. G, F.G.I.C., E.T.M.    Aaa              5.25          7/01/17     1,260             1,356,176
  Rites, PA 642A, M.B.I.A.    NR               10.30(d)      7/01/10     1,000             1,283,240
 Puerto Rico Pub. Bldgs.
  Auth. Rev., Gtd. Pub.
  Facs., Ser. H, A.M.B.A.C.   Aaa              5.50          7/01/16     3,000             3,371,100
 Puerto Rico Pub. Bldgs.
  Auth., Gtd. Pub. Ed. &
  Hlth. Facs., C.A.B.S.,
  Ser. J, E.T.M.              Baa1             Zero          7/01/06       145               136,805
 Redding Elec. Sys. Rev.,
  C.O.P.,
  Linked S.A.V.R.S. &
  R.I.B.S., M.B.I.A.,
  E.T.M.                      Aaa              6.368         7/01/22        50                58,503
  M.B.I.A., R.I.B.S.          Aaa              11.59(d)      7/01/22     1,850             2,479,222
 Rio Vista Impvt. Bond Act
  of 1915, Assmt. Dist. No.
  96-1, River View Pt.        NR               7.50          9/02/22     1,770             1,891,015

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 11

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Riverside Cnty. Asset
  Leasing Corp., Leasehold
  Rev., Hosp. Proj., Ser.
  B, M.B.I.A.                 Aaa              5.70%         6/01/16  $  1,500       $     1,654,935
 Riverside Redev. Agcy.,
  Tax Alloc., Merged Proj.
  Area, M.B.I.A.              Aaa              5.00          8/01/33     1,000               977,190
 Riverside Uni. Sch. Dist.
  Spec. Tax,
  Cmnty. Facs. Dist. No. 7,
  Ser. A                      NR               6.90          9/01/20     1,320             1,415,000
  Cmnty. Facs. Dist. No. 7,
  Ser. A                      NR               7.00          9/01/30     1,000             1,070,230
 Rocklin Uni. Sch. Dist.,
  C.A.B.S., Ser. C,
  M.B.I.A.                    Aaa              Zero          8/01/14     1,220               732,940
  C.A.B.S., Ser. C,
  M.B.I.A.                    Aaa              Zero          8/01/15     1,285               724,894
  C.A.B.S., Ser. C,
  M.B.I.A.                    Aaa              Zero          8/01/16     1,400               741,426
 Roseville California Spec.
  Tax,
  Highland Cmnty. Facs.,
  Dist. No. 1                 NR               6.30          9/01/25     1,890             1,931,882
  Woodcreek Cmnty. Facs.,
  Dist. No. 1                 NR               6.375         9/01/27     1,000             1,028,240
 Sacramento City. Fin.
  Auth.,
  C.A.B.S., Tax Alloc.
  Comb. Proj., Ser. B,
  M.B.I.A.                    Aaa              Zero         11/01/16     5,700             2,962,689
  C.A.B.S., Tax Alloc.
  Comb. Proj., Ser. B,
  M.B.I.A.                    Aaa              Zero         11/01/17     5,695             2,766,460
 Sacramento Impvt. Bond Act
  of 1915, Willowcreek II,
  Assmt. Dist. No. 96-1       NR               6.70          9/02/22     2,420             2,506,079
 Sacramento Spec. Purp.
  Facs., Y.M.C.A. of
  Sacramento                  NR               7.25         12/01/18     1,885             1,927,054
 San Bernardino Cnty.,
  C.O.P., Med. Ctr. Fin.
  Proj., M.B.I.A.             Aaa              5.50          8/01/22     4,540(f)          4,908,421
 San Diego California
  Redev. Agcy., Tax Alloc.,
  North Bay Redev.            Baa1             5.875         9/01/29     2,000             2,047,780
 San Diego Spec. Tax,
  Cmnty. Facs. Dist. No. 1,
  Ser. B                      NR               7.10          9/01/20     2,000(f)          2,266,280
 San Francisco City & Cnty.
  Arpt., Comm. Int'l. Arpt.
  Rev., Second Ser. Issue
  8A, A.M.T., F.G.I.C.        Aaa              6.25          5/01/20     2,000             2,076,560

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 San Francisco City &
  Cnty., Redev. Agcy.,
  Lease Rev.,
  C.A.B.S.                    A1               Zero          7/01/07  $  2,250       $     2,005,447
  C.A.B.S., E.T.M.            A1               Zero          7/01/06     1,500             1,394,715
 San Joaquin Hills Trans.
  Corridor Agcy., Toll Rd.
  Rev., Jr. Lien, C.A.B.S.,
  E.T.M.                      Aaa              Zero          1/01/11     2,000             1,496,620
 San Leandro Cmnty. Facs.,
  Spec. Tax, Dist. No. 1      NR               6.50%         9/01/25     2,160             2,216,074
 San Luis Obispo, C.O.P.,
  Vista Hosp. Sys., Inc.      NR               8.375         7/01/29     1,000(e)            450,000
 Santa Margarita Wtr. Dist.
  Spec. Tax,
  Cmnty. Facs., Dist. No.
  99-1                        NR               6.20          9/01/20     2,000             2,027,400
  Cmnty. Facs., Dist. No.
  99-1                        NR               6.25          9/01/29     2,000             2,021,280
 Santa Margarita, Dana
  Point Auth.,
  Impvt. Dists. 1,2,2A,8,
  Ser. A, M.B.I.A.            Aaa              7.25          8/01/09       905             1,104,724
  Impvt. Dists. 3,3A, 4,4A,
  Ser. B, M.B.I.A.            Aaa              7.25          8/01/14     1,000             1,259,420
 South Orange Cnty., Pub.
  Fin. Auth., Sr. Lien,
  Ser. A, M.B.I.A.            Aaa              7.00          9/01/10     2,535             3,069,733
 South Tahoe Joint Pwrs.
  Fin. Auth. Rev., Rfdg.
  Redev. Proj., Area No. 1,
  Ser. B, E.T.M.              BBB-(c)          6.00         10/01/28     3,000             3,060,690
 Southern California Pub.
  Pwr. Auth.,
  Pwr. Proj. Rev.             A2               6.75          7/01/10     4,250             5,019,590
  Pwr. Proj. Rev., Rfdg.,
  Palo Verde Proj., Ser. C,
  A.M.B.A.C., E.T.M.          Aaa              Zero          7/01/16     8,400             4,597,488
 Stockton Cmnty. Facs.
  Dist., Spec. Tax, No.
  90-2, Brookside Estates     NR               6.20          8/01/15     1,050(f)          1,093,397
 Sulphur Springs Uni. Sch.
  Dist., Int. Accrual, Ser.
  A, M.B.I.A.                 Aaa              Zero          9/01/11     3,000(f)          2,153,700
 Tustin California Uni.
  Sch. Dist. Spec. Tax,
  Cmnty. Facs., Dist. No.
  97-1                        AAA(c)           6.375         9/01/35     1,500             1,783,725
 Vacaville Cmnty. Redev.
  Agcy., Multi-Fam. Rev.,
  Cmnty. Hsg. Fin., Issue A   A-(c)            7.375        11/01/14     1,110             1,212,975

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 13

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Vallejo C.O.P., Touro
  Univ.                       Ba3              7.375%        6/01/29  $  2,500       $     2,522,300
 Victor Elem. Sch. Dist.,
  G.O., F.G.I.C., Ser. A      Aaa              5.375         8/01/20     1,455             1,526,935
  G.O., F.G.I.C., Ser. A      Aaa              5.375         8/01/21     1,635             1,704,929
 West Contra Costa Uni.
  Sch. Dist., C.O.P.          Baa3             6.875         1/01/09       720               753,055
                                                                                     ---------------
 Total long-term
  investments
  (cost $209,386,523)                                                                    222,495,812
                                                                                     ---------------
 SHORT-TERM INVESTMENTS  0.2%
 -----------------------------------------------------------------------------------
 Mun. Secs. Trust Cert.,
  Ser. 2001-136 Trust Cert.
  Class A, F.G.I.C.,
  F.R.D.D.                    A-1(c)           0.85          9/02/03       200               200,000
 Ontario California Rev.,
  Redev. Agcy. Hsg., Ser.
  A, A.M.T., F.R.W.D.         A-1+(c)          0.95          9/04/03       200               200,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $400,000)                                                                            400,000
                                                                                     ---------------
 TOTAL INVESTMENTS  96.4%
  (COST $209,786,523; NOTE
  5)                                                                                     222,895,812
 Other assets in excess of
  liabilities  3.6%                                                                        8,382,649
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   231,278,461
                                                                                     ---------------
                                                                                     ---------------

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificates of Participation.
    E.T.M--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    T.C.R.S.--Transferable Custodial Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issue in default on interest payment, non-income producing security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 15

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value (cost $209,786,523)                                 $222,895,812
 Cash                                                                             6,760
 Receivable for investments sold                                              5,989,450
 Interest receivable                                                          3,514,644
 Due from broker-variation margin                                                13,143
 Receivable for Series shares sold                                               13,131
 Other assets                                                                     2,516
                                                                           ------------
 TOTAL ASSETS                                                               232,435,456
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for Series shares reacquired                                           669,880
 Dividends payable                                                              160,355
 Accrued expenses                                                               146,786
 Management fee payable                                                          99,017
 Distribution fee payable                                                        64,434
 Deferred trustees' fees                                                         16,523
                                                                           ------------
 TOTAL LIABILITIES                                                            1,156,995
                                                                           ------------
 NET ASSETS                                                                $231,278,461
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                                  $    212,910
    Paid-in capital in excess of par                                        216,603,860
                                                                           ------------
                                                                            216,816,770
    Undistributed net investment income                                         113,742
    Accumulated net realized gain on investments                              1,307,161
    Net unrealized appreciation on investments                               13,040,788
                                                                           ------------
 NET ASSETS, AUGUST 31, 2003                                               $231,278,461
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.

16 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($158,120,493 / 14,556,225 shares of beneficial interest issued and
 outstanding)                                                                  $10.86
 Maximum sales charge (3% of offering price)                                      .34
                                                                               ------
 Maximum offering price to public                                              $11.20
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($57,234,037 / 5,268,917 shares of beneficial interest issued and
 outstanding)                                                                  $10.86
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($9,332,155 / 859,080 shares of beneficial interest issued and outstanding)   $10.86
 Sales charge (1% of offering price)                                              .11
                                                                               ------
 Offering price to public                                                      $10.97
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($6,591,776 / 606,732 shares of beneficial interest issued and outstanding)   $10.86
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 17

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                  $13,174,996
                                                                           -----------
 Expenses
 Management fee                                                              1,261,596
 Distribution fee--Class A                                                     427,983
 Distribution fee--Class B                                                     326,019
 Distribution fee--Class C                                                      73,529
 Custodian's fees and expenses                                                 122,000
 Reports to shareholders                                                        66,000
 Transfer agent's fees and expenses                                             57,000
 Legal fees and expenses                                                        52,000
 Registration fees                                                              38,000
 Audit fee                                                                      15,000
 Trustees' fees                                                                 11,000
 Miscellaneous                                                                  14,166
                                                                           -----------
 TOTAL EXPENSES                                                              2,464,293
                                                                           -----------
 NET INVESTMENT INCOME                                                      10,710,703
                                                                           -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                  4,582,802
    Financial futures transactions                                            (149,477)
    Options written                                                             50,326
                                                                           -----------
                                                                             4,483,651
                                                                           -----------
 Net change in unrealized appreciation/depreciation on:
    Investments                                                             (9,572,697)
    Financial futures contracts                                                 32,429
                                                                           -----------
                                                                            (9,540,268)
                                                                           -----------
 Net loss on investments                                                    (5,056,617)
                                                                           -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 5,654,086
                                                                           -----------
                                                                           -----------

See Notes to Financial Statements.

18 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets
For the Year Ended Periods

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $  10,710,703       $  11,443,622
 Net realized gain on investment transactions              4,483,651           1,575,012
 Net change in unrealized appreciation/depreciation
 on investments                                           (9,540,268)         (1,948,367)
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                5,654,086          11,070,267
                                                      ---------------    -----------------
 DIVIDENDS (NOTE 1):
 Dividends from net investment income
 Class A                                                  (7,305,801)         (7,845,065)
 Class B                                                  (2,620,833)         (3,198,683)
 Class C                                                    (369,401)           (381,316)
 Class Z                                                    (276,655)           (228,685)
                                                      ---------------    -----------------
                                                         (10,572,690)        (11,653,749)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6):
 Net proceeds from shares sold                            23,811,913          34,048,697
 Net asset value of shares issued to shareholders
    in reinvestment of dividends                           4,754,737           5,185,147
 Cost of shares reacquired                               (51,519,137)        (38,192,909)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
    share transactions                                   (22,952,487)          1,040,935
                                                      ---------------    -----------------
 Total increase (decrease)                               (27,871,091)            457,453
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       259,149,552         258,692,099
                                                      ---------------    -----------------
 End of year(a)                                        $ 231,278,461       $ 259,149,552
                                                      ---------------    -----------------
                                                      ---------------    -----------------
 (a) Includes undistributed net investment income
 of:                                                   $     113,742       $     113,743
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 19

Notes to Financial Statements

Dryden California Municipal Fund (the 'Fund'), formerly known as Prudential California Municipal Fund is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series:
California Income Series (the 'Series'), California Series and California Money Market Series. These financial statements relate to California Income Series. The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3,1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be

20 Visit our website at www.jennisondryden.com over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a

                  Dryden California Municipal Fund - California Income Series 21 gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes. 22 Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with PIM. The Subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain

                  Dryden California Municipal Fund - California Income Series 23 clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and ..75 of 1% of the Class A and Class C shares, respectively.

PIMS has advised the Series that they received approximately $119,900 and $10,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2003. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2003, it received approximately $146,700 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same

24 Visit our website at www.jennisondryden.com terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $42,300 for the services of PMFS. As of August 31, 2003 approximately $3,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $7,400 in total networking fees of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, were approximately $6,900 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $600 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2003 were $141,719,926 and $164,023,231 respectively.

During the year ended August 31, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at August 31, 2003 are as follows:

                                                             VALUE AT         VALUE AT          UNREALIZED
NUMBER OF                                   EXPIRATION      AUGUST 31,         TRADE           APPRECIATION
CONTRACTS                TYPE                  DATE            2003             DATE          (DEPRECIATION)
---------     --------------------------    -----------    ------------     ------------     ----------------
              Long Position:
    53        U.S. Treasury Bonds           Sept. 03       $  5,653,857     $  5,692,531        $   38,674
    44        U.S. Treasury 10 Yr Notes     Sept. 03          4,907,375        4,902,866             4,509
              Short Position:
   187        U.S. Treasury 5 Yr Notes      Sept. 03        (20,847,578)     (20,735,894)         (111,684)
                                                                                                  --------
                                                                                                $  (68,501)
                                                                                                  --------
                                                                                                  --------

                  Dryden California Municipal Fund - California Income Series 25

Transactions in options written during the year ended August 31, 2003, were as follows:

                                                          NUMBER OF      PREMIUMS
                                                          CONTRACTS      RECEIVED
                                                          ---------      ---------
      Options outstanding as of August 31, 2002               --               --
      Options written                                         92         $ 65,831
      Options terminated                                     (92)         (65,831 )
                                                              --
                                                                         ---------
      Options outstanding as of August 31, 2003               --         $     --
                                                              --
                                                              --
                                                                         ---------
                                                                         ---------

NOTE 5. TAX INFORMATION

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended August 31, 2003, the adjustments were to increase accumulated net realized gain and decrease undistributed net investment income by $138,014 due to difference in the treatment of accreting market discount between financial and tax reporting. Net realized gains and net assets were not affected by these changes.

For the years ended August 31, 2003 and August 31, 2002, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows.

                TAX EXEMPT         ORDINARY           TOTAL
   YEAR           INCOME            INCOME         DISTRIBUTIONS
----------     ------------      ------------      ------------              ---
   2003        $10,572,690               --        $10,572,690
   2002        $11,429,430         $224,319        $11,653,749

For federal income tax purposes, the Series utilized approximately $3,463,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2003. The Series had no remaining capital loss carryforward as of August 31, 2003.

As of August 31, 2003, the accumulated undistributed earnings on a tax basis were $274,097 of tax-exempt income (including a timing difference of $160,355 for dividends payable) and $1,089,569 of undistributed long-term capital gains. The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2003 were as follows:

                                                                            NET
                                                                         UNREALIZED
    TAX BASIS             APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $209,637,432           $15,895,728             $2,637,348            $13,258,380

26 Visit our website at www.jennisondryden.com

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of market discount for book and tax purposes.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Series has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 2003 and the year ended August 31, 2002 were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                      1,270,971    $ 14,122,660
Shares issued in reinvestment of dividends                         283,984       3,148,469
Shares reacquired                                               (3,142,643)    (34,786,813)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,587,688)    (17,515,684)
Shares issued upon conversion from Class B                         576,296       6,490,389
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,011,392)   $(11,025,295)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      1,682,480    $ 18,393,006
Shares issued in reinvestment of dividends                         312,065       3,391,093
Shares reacquired                                               (1,974,803)    (21,498,821)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                        19,742         285,278
Shares issued upon conversion from Class B                         517,824       5,622,935
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      537,566    $  5,908,213
                                                                ----------    ------------
                                                                ----------    ------------

                  Dryden California Municipal Fund - California Income Series 27

CLASS B                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        454,745    $  5,057,955
Shares issued in reinvestment of dividends                         109,041       1,208,767
Shares reacquired                                               (1,058,938)    (11,750,927)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (495,152)     (5,484,205)
Shares issued upon conversion into Class A                        (576,296)     (6,490,389)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,071,448)   $(11,974,594)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        736,577    $  8,021,395
Shares issued in reinvestment of dividends                         127,338       1,383,947
Shares reacquired                                               (1,046,245)    (11,384,770)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (182,330)     (1,979,428)
Shares issued upon conversion into Class A                        (517,824)     (5,622,935)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (700,154)   $ (7,602,363)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        106,451    $  1,183,929
Shares issued in reinvestment of dividends                          25,156         278,807
Shares reacquired                                                 (180,670)     (1,990,650)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (49,063)   $   (527,914)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        288,071    $  3,140,575
Shares issued in reinvestment of dividends                          28,107         305,460
Shares reacquired                                                 (253,377)     (2,759,257)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       62,801    $    686,778
                                                                ----------    ------------
                                                                ----------    ------------
CLASS Z
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        311,231    $  3,447,369
Shares issued in reinvestment of dividends                          10,708         118,694
Shares reacquired                                                 (269,558)     (2,990,747)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       52,381    $    575,316
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        414,422    $  4,493,721
Shares issued in reinvestment of dividends                           9,626         104,647
Shares reacquired                                                 (234,335)     (2,550,061)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      189,713    $  2,048,307
                                                                ----------    ------------
                                                                ----------    ------------

28 Visit our website at www.jennisondryden.com

          Financial Highlights
          -----------------------------------------------------------
          AUGUST 31, 2003         ANNUAL REPORT
          Dryden California Municipal Fund
          California Income Series

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   11.09
                                                                           -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                         .47
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 (.23)
                                                                           -------
 Total from investment operations                                              .24
                                                                           -------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                         (.47)
 Distributions in excess of net investment income                               --
                                                                           -------
 Total distributions                                                          (.47)
                                                                           -------
 Net asset value, end of year                                            $   10.86
                                                                           -------
                                                                           -------
 TOTAL RETURN(B):                                                             2.20%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 158,120
 Average net assets (000)                                                $ 171,193
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(d)               .90%
    Expenses, excluding distribution and service (12b-1) fees                  .65%
    Net investment income                                                     4.32%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                     59%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of Class A shares.
(e) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(E)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.11             $  10.66             $  10.49             $  11.19
      -------              -------              -------              -------
          .49                  .52                  .54                  .56(a)
         (.01)                 .45                  .17                 (.70)
      -------              -------              -------              -------
          .48                  .97                  .71                 (.14)
      -------              -------              -------              -------
         (.50)                (.52)                (.54)                (.56)
           --                   --(c)                --(c)                --
      -------              -------              -------              -------
         (.50)                (.52)                (.54)                (.56)
      -------              -------              -------              -------
     $  11.09             $  11.11             $  10.66             $  10.49
      -------              -------              -------              -------
      -------              -------              -------              -------
         4.54%                9.35%                7.10%               (1.37)%
     $172,623             $167,009             $167,153             $183,593
     $169,196             $164,424             $171,688             $187,106
          .87%                 .87%                 .86%                 .76%(a)
          .62%                 .62%                 .61%                 .56%(a)
         4.55%                4.83%                5.21%                5.03%(a)
           23%                  32%                  34%                  23%

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 31

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.09
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .45
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.23)
                                                                           ------
 Total from investment operations                                             .22
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.45)
 Distributions in excess of net investment income                              --
                                                                           ------
 Total distributions                                                         (.45)
                                                                           ------
 Net asset value, end of year                                             $ 10.86
                                                                           ------
                                                                           ------
 TOTAL RETURN(B):                                                            1.94%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $57,234
 Average net assets (000)                                                 $65,204
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.15%
    Expenses, excluding distribution and service (12b-1) fees                 .65%
    Net investment income                                                    4.07%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.11             $  10.67             $  10.49             $  11.19
       ------               ------               ------               ------
          .47                  .49                  .51                  .53(a)
         (.01)                 .44                  .18                 (.70)
       ------               ------               ------               ------
          .46                  .93                  .69                 (.17)
       ------               ------               ------               ------
         (.48)                (.49)                (.51)                (.53)
           --                   --(c)                --(c)                --
       ------               ------               ------               ------
         (.48)                (.49)                (.51)                (.53)
       ------               ------               ------               ------
     $  11.09             $  11.11             $  10.67             $  10.49
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.29%                8.98%                6.93%               (1.67)%
     $ 70,308             $ 78,237             $ 80,580             $ 84,546
     $ 72,864             $ 79,046             $ 78,743             $ 81,163
         1.12%                1.12%                1.11%                1.06%(a)
          .62%                 .62%                 .61%                 .56%(a)
         4.31%                4.58%                4.96%                4.78%(a)

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 33

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.09
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .42
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.23)
                                                                            -----
 Total from investment operations                                             .19
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.42)
 Distributions in excess of net investment income                              --
                                                                            -----
 Total distributions                                                         (.42)
                                                                            -----
 Net asset value, end of year                                             $ 10.86
                                                                            -----
                                                                            -----
 TOTAL RETURN(B):                                                            1.69%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 9,332
 Average net assets (000)                                                 $ 9,804
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(d)             1.40%
    Expenses, excluding distribution and service (12b-1) fees                 .65%
    Net investment income                                                    3.82%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of Class C shares.
(e) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.06% to 4.07%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

34 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(E)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.11              $10.67               $10.49              $  11.19
       ------               -----                -----                ------
          .44                 .47                  .49                   .50(a)
         (.01)                .44                  .18                  (.70)
       ------               -----                -----                ------
          .43                 .91                  .67                  (.20)
       ------               -----                -----                ------
         (.45)               (.47)                (.49)                 (.50)
           --                  --(c)                --(c)                 --
       ------               -----                -----                ------
         (.45)               (.47)                (.49)                 (.50)
       ------               -----                -----                ------
     $  11.09              $11.11               $10.67              $  10.49
       ------               -----                -----                ------
       ------               -----                -----                ------
         4.02%               8.71%                6.66%                (1.91)%
     $ 10,071              $9,394               $8,309              $ 10,847
     $  9,188              $8,346               $9,021              $  9,088
         1.37%               1.37%                1.36%                 1.31%(a)
          .62%                .62%                 .61%                  .56%(a)
         4.07%               4.33%                4.71%                 4.53%(a)

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 35

Financial Highlights
Cont'd.

                                                                          CLASS Z
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.09
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .50
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.23)
                                                                            -----
 Total from investment operations                                             .27
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.50)
 Distributions in excess of net investment income                              --
                                                                            -----
 Total distributions                                                         (.50)
                                                                            -----
 Net asset value, end of year                                             $ 10.86
                                                                            -----
                                                                            -----
 TOTAL RETURN(B):                                                            2.45%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 6,592
 Average net assets (000)                                                 $ 6,118
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                 .65%
    Expenses, excluding distribution and service (12b-1) fees                 .65%
    Net investment income                                                    4.58%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

36 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $11.11               $10.65               $10.49               $11.19
       -----                -----                -----                -----
         .52                  .55                  .56                  .58(a)
        (.01)                 .46                  .16                 (.70)
       -----                -----                -----                -----
         .51                 1.01                  .72                 (.12)
       -----                -----                -----                -----
        (.53)                (.55)                (.56)                (.58)
          --                   --(c)                --(c)                --
       -----                -----                -----                -----
        (.53)                (.55)                (.56)                (.58)
       -----                -----                -----                -----
      $11.09               $11.11               $10.65               $10.49
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.80%                9.72%                7.26%               (1.18)%
      $6,148               $4,052               $4,336               $5,449
      $4,712               $4,292               $4,281               $4,725
         .62%                 .62%                 .61%                 .56%(a)
         .62%                 .62%                 .61%                 .56%(a)
        4.78%                5.09%                5.45%                5.28%(a)

                                              See Notes to Financial Statements.

                  Dryden California Municipal Fund - California Income Series 37

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden California Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden California Municipal Fund (formerly, Prudential California Municipal Fund), California Income Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

38 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, dividends paid from net investment income of $.47 per share for Class A shares, $.45 per Class B share, $.42 per Class C share and $.50 per Class Z share were substantially federally tax-exempt interest dividends.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2003.

                 Dryden California Municipal Fund - California Income Series 39

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:
(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead
(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson           20,515,623             --      231,064              --
        Robert E. La Blanc          20,483,988             --      262,699              --
        Robert F. Gunia             20,518,081             --      228,606              --
        Douglas H.
         McCorkindale               20,487,615             --      259,072              --
        Stephen P. Munn             20,520,737             --      225,950              --
        Richard A. Redeker          20,520,737             --      225,950              --
        Judy A. Rice                20,518,081             --      228,606              --
        Robin B. Smith              20,519,372             --      227,315              --
        Stephen Stoneburn           20,520,737             --      225,950              --
        Clay T. Whitehead           20,520,737             --      225,950              --
(3)     Permit an Amendment
         to the Management
         Contract between PI
         and the Company            19,612,250        653,953           --         480,484

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

40 Visit our website at www.jennisondryden.com

A meeting of the Fund's shareholders was held on August 21, 2003. The meeting was held for the following purposes:

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.
(4a) To approve changes to fundamental investment restrictions and policies, relating to: fund diversification.
(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.
(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.
(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.
(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.
(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(2)     Permit the Manager to
         enter into, or make
         changes to,
         Subadvisory
         Agreements without
         Shareholder Approval      9,085,591        1,330,115             --         474,426
(4a)    Fund Diversification       9,598,160          814,723             --         477,249
(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets           9,249,641        1,112,257             --         528,234
(4c)    Buying and Selling
         Real Estate               9,431,014          941,248             --         517,870
(4d)    Buying and Selling
         Commodities and
         Commodity Contracts       9,328,406        1,044,099             --         517,627
(4f)    Making Loans               9,278,201        1,071,406             --         540,525
(4g)    Other Investment
         Restrictions              9,329,222        1,042,278             --         518,632

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

                  Dryden California Municipal Fund - California Income Series 41

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus
Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

42 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

                  Dryden California Municipal Fund - California Income Series 43

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1995(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

44 Visit our website at www.jennisondryden.com

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.
   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                  Dryden California Municipal Fund - California Income Series 45

Growth of a $10,000 Investment

      [LINE GRAPH]


Average Annual Total Returns (with Sales Charge) as of 8/31/03
         One Year   Five Years      Ten Years        Since Inception(2)
Class A   -0.87%   3.66%  (3.66)   5.49%  (5.37)       6.82%   (6.61)
Class B   -2.95    3.86   (3.86)        N/A            5.42    (5.31)
Class C   -0.30    3.56   (3.56)        N/A            5.46    (5.38)
Class Z    2.45    4.54   (4.54)        N/A            6.02    (6.00)


Average Annual Total Returns (without Sales Charge) as of 8/31/03
         One Year   Five Years      Ten Years        Since Inception(2)
Class A    2.20%   4.30%  (4.30)   5.81%  (5.69)       7.08%   (6.87)
Class B    1.94    4.03   (4.03)        N/A            5.42   (5.31)
Class C    1.69    3.77   (3.77)        N/A            5.58   (5.49)
Class Z    2.45    4.54   (4.54)        N/A            6.02   (6.00)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 12/3/90; Class B, 12/7/93; Class C, 8/1/94; and Class Z, 9/18/96.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower. The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman Brothers Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers Municipal Bond Index may differ substantially from the securities in the Series. The Lehman Brothers Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

                      Dryden California Municipal Fund/California Income Series

MAIL
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

TELEPHONE
(800) 225-1852

WEBSITE
www.jennisondryden.com

TRUSTEES
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc - Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker - Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER                 Prudential Investments LLC   Gateway Center Three
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

INVESTMENT ADVISER      Prudential Investment        Gateway Center Two
                        Management, Inc.             100 Mulberry Street
                                                     Newark, NJ 07102

DISTRIBUTOR             Prudential Investment        Gateway Center Three
                        Management Services LLC      14th Floor
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

CUSTODIAN               State Street Bank            One Heritage Drive
                        and Trust Company            North Quincy, MA 02171

TRANSFER AGENT          Prudential Mutual Fund       PO Box 8098
                        Services LLC   Philadelphia, PA 19101

INDEPENDENT AUDITORS    PricewaterhouseCoopers LLP   1177 Avenue of the Americas
                                                     New York, NY 10036

LEGAL COUNSEL           Shearman & Sterling LLP      599 Lexington Avenue
                                                     New York, NY 10022


Dryden California Municipal Fund/California Income Series
Share Class   A           B           C           Z
Nasdaq        PBCAX       PCAIX       PCICX       PCIZX
CUSIP         262433105   262433204   262433303   262433402

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY  x  MAY LOSE VALUE  x  ARE NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY                                 ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden California Municipal Fund/California Income Series
Share Class   A           B           C           Z
Nasdaq        PBCAX       PCAIX       PCICX       PCIZX
CUSIP         262433105   262433204   262433303   262433402

MF146E   IFS-A084958

Dryden
California Municipal Fund/
California Money Market Series

Formerly known as Prudential California Municipal Fund/
California Money Market Series

AUGUST 31, 2003                        ANNUAL REPORT

[LOGO]

FUND TYPE
Money market

OBJECTIVE
The highest level of current income
that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period
covered by this report and are subject
to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,                           October 10, 2003

There have been welcome signs that the U.S. economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you. JennisonDryden funds are managed by Prudential Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.


Sincerely,

Judy A. Rice, President
Dryden California Municipal Fund/California Money Market Series

            Dryden California Municipal Fund/California Money Market Series   1

Your Fund's Performance

Fund Objective
The Dryden California Municipal Fund/California Money Market Series (the Series) seeks to provide the highest level of current income that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Fund Facts as of 8/31/03
                          7-Day        Net Asset   Taxable Equivalent Yield*   Weighted Avg.   Net Assets
                      Current Yield   Value (NAV )   @28%    @33%    @35%     Maturity (WAM)   (Millions)
California Money
Market Series              0.17%         $1.00      0.26%   0.28%   0.29%         52 Days         $237
iMoneyNet, Inc.
State Specific Retail
California Avg.**          0.26%          N/A       0.40%   0.43%   0.44%         54 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** iMoneyNet, Inc. Money Fund Report AverageTM reports a 7-day current yield and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail California Average category as of August 25, 2003, the closest date to the end of our reporting period.

2   Visit our website at www.jennisondryden.com

State Specific Money Market Fund Yield Comparison

               [LINE GRAPH]


Weighted Average Maturity Comparison

               [LINE GRAPH]

Past performance is not indicative of future results. The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden California
Municipal Fund/California Money Market Series and the iMoneyNet, Inc. State Specific Retail California Average every Monday from August 26, 2002 to
August 25, 2003, the closest dates to the beginning and end of our reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of August 31, 2003.

             Dryden California Municipal Fund/California Money Market Series   3

Investment Adviser's Report

Falling Rates Affected Money Market Funds
The investment environment remained challenging during the California Money Market Series' fiscal year that began September 1, 2002. Municipal money market yields fell to very low levels, complicating the search for high-quality debt securities that provided attractive yields. Furthermore, California's financial health continued to deteriorate. Under these market conditions, we employed what we believed to be a conservative approach to security selection and interest-rate risk that aimed to enhance the Series' yield and maintain its net asset value (NAV) at $1.00 per share throughout the 12-month reporting period.

The trend toward lower municipal money market yields reflected anticipation that the Federal Reserve (the Fed) might reduce short-term interest rates. The rate cuts in November 2002 and June 2003 lowered the target for the federal funds rate by three-quarters of a percentage point to 1%, its lowest level in many years. By cutting borrowing costs, the Fed hoped to stimulate growth in the United States despite a lingering sense of economic uncertainty caused at times by, among other things, a volatile stock market and geopolitical concerns.

Timely Purchases Benefited the Series
As part of our conservative investment strategy, the Series held high-quality fixed- and floating-rate debt securities of various municipal entities such as cities, counties, and school districts. The Series' holdings were diversified with respect to maturity sectors. For example, when stronger-than-expected economic data led to a brief upturn in yields in October 2002, we took advantage of the situation by locking in yields on tax-exempt commercial paper that matured in December 2002 and mid-January 2003. In addition, we invested in bonds whose principal and interest were backed by top-tier banks. The bonds paid fixed interest rates until certain dates in February and March 2003. Our purchases helped the Series ride out the "January effect," a seasonal decline in yields that typically occurs in the first week of the calendar year as increased demand for municipal money market securities temporarily outstrips the supply.

Taking Care of Shareholder Liquidity Needs
Once the January effect was over, we began to buy tax-exempt commercial paper that matured in April. Some of the proceeds from these securities were used to meet our shareholder liquidity needs that often increase during tax season from mid-April through early May. With the additional liquidity we built up during tax time, we were able to take advantage of attractive investment opportunities that included tax-exempt commercial paper that matured in mid-July and September 2003. This helped the Series ride out the "July effect," another seasonal decline in yields that typically occurs in the first week of July for the same reasons as the January effect.


4   Visit our website at www.jennisondryden.com

Finding Attractive Value in "Put" Bonds
Among our other purchases during tax time were so-called "put" bonds that pay fixed interest rates and are structured so that investors must deliver them back for payment after one year. Investors receive par and accrued interest for the bonds, which may be reissued with new interest rates. We continued to buy "put" bonds in early June as an alternative to investing in new notes of school districts that are typically issued during June and July to meet the districts' cash-flow needs. Overall, we targeted high-quality securities that yielded 1% or better. We were rightly concerned that the general level of municipal short-term yields would soon slide well below 1% due to speculation in the financial markets that the Fed might ease monetary policy by as much as half a percentage point when it met in late June. (It actually cut short-term rates by a quarter of a percentage point at that time.)

California Credit Rating Lowered
We remained selective when purchasing securities of issuers in the Golden State. California's budget deficit reached roughly $38 billion. After much effort, the legislature passed a budget containing a variety of one-time fixes to close the budget gap. Spending cuts were identified and enacted, but the key theme of the budget was issuing bonds to pay for a substantial portion of the deficit. The remaining structural imbalance between revenues and expenses means that the 2005 budget is expected to be an estimated $8 billion out of balance when that fiscal year begins July 1, 2004.

Reflective of what could be viewed as an unwieldy situation, during the course of the reporting period, Moody's Investors Service (Moody's) downgraded California's long-term general obligation bonds from A1 to A3 with a negative outlook. Standard & Poor's Ratings Group (S&P) cut the ratings of these bonds from single-A+ to BBB with a stable outlook. California's revenue anticipation warrants that were issued in June 2003 carry short-term ratings of MIG-1 by Moody's and SP-1 by S&P.

California Money Market Series Management Team

             Dryden California Municipal Fund/California Money Market Series   5

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Alameda Cnty. Ind. Dev.
  Auth. Rev.,
  Niles Machine & Tool
  Works, Ser.00A, F.R.W.D.,
  A.M.T.                      A-1+(c)          0.85%         9/04/03  $  3,350       $     3,350,000
  Pacific Paper Tube Proj.,
  Ser. 2001, F.R.W.D.,
  A.M.T.                      A-1+(c)          0.85          9/04/03     2,395             2,395,000
 California Cities Home
  Ownership Auth. Lease
  Rev., Lease Pur. Proj.,
  Ser. A, M.B.I.A.            Aaa(e)           4.15         12/01/03       300               302,252
 California Edl. Facs.
  Auth. Rev.,
  Art Ctr. Design Coll.,
  Ser. B, F.R.W.D.            VMIG1            0.90          9/04/03     1,000             1,000,000
  Carnegie Inst.
  Washington, Ser. B,
  T.E.C.P.                    VMIG1            0.88         10/10/03     4,500             4,500,000
  Univ. of Southern
  California, Ser. C,
  A.N.N.M.T.                  VMIG1            1.05          3/19/04     5,000             5,000,000
 California Hlth. Facs.
  Fin. Auth. Rev., Scripps
  Hlth., Ser. A, F.R.W.D.     VMIG1            0.80          9/03/03     6,500             6,500,000
 California Hsg. Fin. Agy.
  Rev.,
  Home Mtg., Ser. B,
  F.R.D.D., A.M.T.            VMIG1            0.90          9/02/03       500               500,000
  Home Mtg., Ser. K,
  A.M.T., A.N.N.M.T.          Aa2(e)           1.15          8/01/04     5,000             5,000,000
  Multi-Fam. Hsg. III, Ser.
  A, F.R.D.D., A.M.T.         VMIG1            0.90          9/02/03     2,100             2,100,000
 California Infrastructure
  & Econ. Dev. Bk. Ind.
  Dev. Rev.,
  J. Paul Getty Trust         P-1              0.80         11/14/03     7,500             7,500,000
  J. Paul Getty Trust         P-1              0.80         11/19/03     7,500             7,500,000
  G & G Specialty Foods
  Proj., F.R.W.D., A.M.T.     VMIG1            1.00          9/04/03     2,200             2,200,000
  SRI Int'l., Ser. A,
  F.R.W.D.                    VMIG1            0.85          9/03/03     4,000             4,000,000
  Surtec, Inc. Proj., Ser.
  A, F.R.W.D., A.M.T.         VMIG1            1.00          9/04/03     2,200             2,200,000
 California Poll. Ctrl.
  Fin. Auth. Sld. Wste.
  Disp. Rev.,
  Bos Farms Proj.,
  F.R.W.D., A.M.T.            A-1+(c)          0.95          9/04/03     1,550             1,550,000
  Marborg Ind. Proj.,
  F.R.W.D., A.M.T.            NR               0.95          9/03/03     2,600             2,600,000
  Mission Trail Wste. Sys.,
  Ser. A, F.R.W.D., A.M.T.    NR               1.05          9/03/03     1,400             1,400,000
  South Lake Refuse Co.
  Proj. Ser. 02A, F.R.W.D.,
  A.M.T.                      NR               1.05          9/03/03     3,250             3,250,000
  Western Sky Dairy Proj.,
  Ser. 2001A, F.R.W.D.,
  A.M.T.                      A-1+(c)          0.95          9/04/03     5,000             5,000,000

See Notes to Financial Statements.

6 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 California St. Dept. Wtr.
  Res. Pwr. Sup. Rev.,
  T.E.C.P.
                              P-1              0.90%         9/02/03  $  1,815       $     1,815,000
  Ser. B-2, F.R.D.D.          VMIG1            0.85          9/02/03       700               700,000
  Ser. B-3, F.R.D.D.          VMIG1            0.85          9/02/03       400               400,000
  Ser. C-6, A.M.B.A.C.,
  F.R.W.D.                    VMIG1            0.85          9/04/03       500               500,000
 California St.,
  G.O., Mun. Secs. Trust
  Rcpts., Ser. SGA 135,
  A.M.B.A.C., T.C.R.S.,
  F.R.D.D.                    A-1+(c)          0.85          9/02/03     3,370             3,370,000
  G.O., Ser. 384, F.G.I.C.,
  A.N.N.M.T.                  VMIG1            1.25         10/30/03     6,995             6,995,000
  G.O., Ser. A17,
  A.M.B.A.C., F.R.W.D.        VMIG1            0.86          9/03/03     4,975             4,975,000
  G.O., Ser. A47, M.B.I.A.,
  F.R.W.D.                    VMIG1            0.86          9/03/03     3,170             3,170,000
 California Statewide
  Cmntys. Dev. Auth.
  Multi-Fam. Hsg.,
  Ivy Hill Apts. Proj., Ser
  I-S, A.M.T., A.N.N.M.T.     AAA(e)           1.25          4/30/04     1,243             1,243,000
  Terraces at Pk. Marino
  Proj.,
  Ser. I, F.R.W.D., A.M.T.    A-1+(c)          0.90          9/04/03     7,305             7,305,000
  Tyrella Gardens Apts.,
  Ser B., F.R.W.D., A.M.T     VMIG1            0.90          9/03/03     3,100             3,100,000
 California Statewide
  Cmntys. Dev. Auth.,
  Biola Univ., Ser. A,
  F.R.W.D.                    VMIG1            0.90          9/04/03     8,600             8,600,000
  Ind. Dev. Dix Metals
  Proj., Ser. 98B,
  F.R.W.D., A.M.T.            NR               1.15          9/03/03     4,815             4,815,000
  Kaiser Permanente, Ser.
  2001A, A.N.N.M.T.           VMIG2            1.38          1/02/04     3,000             3,000,000
  Kaiser Permanente, Ser.
  2003B, F.R.W.D.             A-1(c)           0.91          9/03/03     5,300             5,300,000
 Chula Vista, C.O.P., Twn.
  Ctr. II Pkg. Proj.,
  A.M.B.A.C.                  Aaa(e)           3.00          9/01/03       500               500,000
 Fillmore Pub. Fin. Auth.
  Rev., Ctrl. City Redev.
  Proj., Ser. A, F.R.W.D.     A-1+(c)          0.80         10/01/03     4,000             4,000,000
 Fresno Uni. Sch. Dist.,
  C.O.P., M.B.I.A.            AAA(e)           2.00          5/01/04       345               347,039

                                              See Notes to Financial Statements.

             Dryden California Municipal Fund - California Money Market Series 7

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Industry Urban Dev. Agy.,
  Tax Alloc., Civic Rec.
  Indl., M.B.I.A.             Aaa(e)           5.00%         5/01/04  $    250       $       256,547
 Lodi Elec. Sys. Rev.,
  C.O.P., Ser. C, M.B.I.A.    Aaa(e)           2.00          7/01/04       500               503,996
 Long Beach Hbr. Rev., Ser.
  A, M.B.I.A., A.M.T.,
  A.N.N.M.T.                  VMIG1            4.00          5/14/04     6,000             6,116,480
 Los Angeles Cmnty. Redev.
  Agy. Multi-Fam. Hsg.
  Rev., Pico Union
  Scattered Site Apts.,
  G.N.M.A., A.M.T.,
  A.N.N.M.T.                  VMIG1            1.05         12/31/03     5,630             5,630,000
 Los Angeles Cnty. Metro.
  Trans. Auth. Sales Tax
  Rev., Proposition C, Ser.
  A, M.B.I.A.                 Aaa(e)           2.00          7/01/04       500               503,996
 Los Angeles Cnty. Santn.
  Dist. Fin. Auth. Rev.,
  Ser. 826, F.S.A.            VMIG1            1.00         12/17/03     7,915             7,915,000
 Los Angeles Dept. Wtr. &
  Pwr. Wtrwks. Rev., Ser.
  A24, M.B.I.A., F.R.W.D.     VMIG1            0.86          9/03/03     3,100             3,100,000
 Los Angeles Multi-Fam.
  Rev., Colonial Apts.
  Proj., Ser. N, A.M.T.,
  A.N.N.M.T.                  A-1+(d)          1.14          6/02/04    10,000            10,000,000
 Los Angeles Uni. Sch.
  Dist., G.O., Ser. B12,
  M.B.I.A., F.R.W.D.          VMIG1            0.86          9/03/03     4,595             4,595,000
 Mun. Secs. Trust Cert.,
  G.O., Ser. 2001-135,
  Trust Cert., Cl. A,
  F.G.I.C., F.R.D.D.          A-1(c)           0.85          9/02/03     3,100             3,100,000
 Mun. Secs. Trust Cert.,
  San Francisco ARPT, Ser.
  2001-136, Trust Cert.,
  Cl. A, F.G.I.C.,
  F.R.D.D., A.M.T.            A-1(c)           0.85          9/02/03       600               600,000
 Napa Wtr. Rev., M.B.I.A.     Aaa(e)           3.30          5/01/04       225               228,399
 Newman Cap. III Trust,
  Ser. 2002-1, F.R.W.D, Cl.
  A                           A-1+(c)          1.03          9/04/03    10,000            10,000,000
 Ontario Rev., Redev. Agcy.
  Hsg., Ser. A, F.R.W.D.,
  A.M.T.                      P-1              0.95          9/04/03       600               600,000
 Port Oakland Rev., Ser.
  B36, F.G.I.C., Ser.
  2002-1, F.R.W.D             VMIG1            0.91          9/03/03     2,500             2,500,000
 Puerto Rico Comnwlth.,
  Mun. Trust Cert., ZTC-25,
  F.R.W.D.                    VMIG1            0.93          9/04/03     7,700             7,700,000
  Ser. A107, F.R.W.D.         VMIG1            0.85          9/03/03     1,995             1,995,000

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Riverside Cnty. Spec. Tax
  Rev., Cmnty. Facs. Dist.
  No. 89-5, A.M.B.A.C.,
  F.R.W.D.                    VMIG1            0.85%         9/03/03  $  6,830       $     6,830,000
 Riverside Ind. Dev. Auth.
  Ind. Dev. Rev., Trademark
  Plastics, Inc. Proj.,
  F.R.W.D., A.M.T.            VMIG1            1.00          9/04/03     4,275             4,275,000
 Roaring Fork Mun. Prods.
  LLC,
  Ser. 00-22, Cl. A,
  F.R.W.D., A.M.T.            VMIG1            0.90          9/04/03     5,500             5,500,000
  Ser. 01-02, Cl. A,
  F.R.W.D., A.M.T.            A-1+(c)          0.90          9/04/03     6,210             6,210,000
  Ser. 01-12, Cl. A,
  F.R.W.D., A.M.T.            A-1+(c)          0.90          9/04/03     6,560             6,560,000
 Sacramento Redev. Agy. Tax
  Alloc., Merged Downtown
  Sacramento, Ser. A,
  F.S.A.                      Aaa(e)           4.75         11/01/03       240               241,454
 San Diego Cnty., Friends
  of Chabad, C.O.P.,
  F.R.W.D.                    NR               0.90          9/04/03     1,500             1,500,000
 San Francisco City & Cnty.
  Redev. Agy. Multi-Fam.
  Rev., Orlando Cepeda
  Place, Ser. 00D,
  F.R.W.D., A.M.T.            A-1+(c)          0.95          9/04/03     4,710             4,710,000
 San Francisco City & Cnty.
  Uni. Sch. Dist., G.O.,
  T.R.A.N.                    MIG1             1.75         12/17/03     1,000             1,002,013
 San Jose Int'l. Arpt.,
  Ser. B, A.M.T., T.E.C.P.    P-1              0.90          9/05/03     4,373             4,373,000
 San Mateo Cnty. Hsg. Auth.
  Multi-Fam. Hsg. Rev.,
  Pacific Oaks Apts. Proj.,
  Ser. 87A, F.R.W.D.,
  A.M.T.                      VMIG1            0.89          9/03/03     2,600             2,600,000
 Univ. of Cal. Rev.,
  Multiple
  Purp. Proj., Ser. A         P-1              1.05          9/09/03     5,000             5,000,000
                                                                                     ---------------
 TOTAL INVESTMENTS  102.4%
  (COST $242,128,176(D))                                                                 242,128,176
 Liabilities in excess of
  other assets  (2.4%)                                                                    (5,577,086)
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   236,551,090
                                                                                     ---------------
                                                                                     ---------------

                                              See Notes to Financial Statements.

             Dryden California Municipal Fund - California Money Market Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     A.N.N.M.T.--Annual Mandatory Tender.
     C.O.P.--Certificates of Participation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D--Floating Rate (Weekly) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     G.N.M.A.--Government National Mortgage Association.
     G.O.--General Obligation.
     LLC--Limited Liability Company.
     M.B.I.A.--Municipal Bond Insurance Association.
     T.C.R.S.--Transferable Custodial Receipts.
     T.E.C.P.--Tax-exempt commercial paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(e) Long-term rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at amortized cost which approximates market value            $242,128,176
 Cash                                                                            79,535
 Receivable for Series shares sold                                            1,424,717
 Interest receivable                                                            455,022
 Other assets                                                                     3,534
                                                                           ------------
 TOTAL ASSETS                                                               244,090,984
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for investments purchased                                            5,000,000
 Payable for Series shares reacquired                                         2,252,018
 Accrued expenses                                                               136,365
 Management fee payable                                                         102,904
 Distribution fee payable                                                        25,726
 Deferred trustees' fees                                                         16,444
 Dividends payable                                                                6,437
                                                                           ------------
 TOTAL LIABILITIES                                                            7,539,894
                                                                           ------------
 NET ASSETS                                                                $236,551,090
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at $.01 par value                       $  2,365,511
    Paid-in capital in excess of par                                        234,185,579
                                                                           ------------
 NET ASSETS, AUGUST 31, 2003                                               $236,551,090
                                                                           ------------
                                                                           ------------

 Net asset value, offering price and redemption price per share
 ($236,551,090 / 236,551,090 shares of beneficial interest issued and outstanding;
 unlimited number of shares authorized)                                         $1.00
                                                                                -----
                                                                                -----

                                              See Notes to Financial Statements.

            Dryden California Municipal Fund - California Money Market Series 11

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                   $3,309,401
                                                                            ----------
 Expenses
 Management fee                                                              1,252,231
 Distribution fee                                                              313,058
 Custodian's fees and expenses                                                  90,000
 Transfer agent's fees and expenses                                             56,000
 Reports to shareholders                                                        48,000
 Legal fees and expenses                                                        43,000
 Registration fees                                                              38,000
 Audit fee                                                                      15,000
 Trustees' fees                                                                 12,000
 Miscellaneous                                                                  11,145
                                                                            ----------
     TOTAL EXPENSES                                                          1,878,434
 Less: Custodian fee credit (Note 1)                                              (286)
                                                                            ----------
     NET EXPENSES                                                            1,878,148
                                                                            ----------
 NET INVESTMENT INCOME                                                       1,431,253
                                                                            ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $1,431,253
                                                                            ----------
                                                                            ----------

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003                2002
 DECREASE IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   1,431,253      $     2,681,034
 Net realized gain on investment transactions                     --                8,663
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                1,431,253            2,689,697
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS
 (NOTE 1)                                                 (1,431,253)          (2,689,697)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (AT $1 PER SHARE)
 Net proceeds from shares sold                           955,387,207        1,043,084,045
 Net asset value of shares issued in reinvestment
    of dividends and distributions                         1,404,027            2,636,045
 Cost of shares reacquired                              (961,545,528)      (1,098,600,257)
                                                      ---------------    -----------------
 Net decrease in net assets from Series share
 transactions                                             (4,754,294)         (52,880,167)
                                                      ---------------    -----------------
 Total decrease                                           (4,754,294)         (52,880,167)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       241,305,384          294,185,551
                                                      ---------------    -----------------
 End of year                                           $ 236,551,090      $   241,305,384
                                                      ---------------    -----------------
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.

            Dryden California Municipal Fund - California Money Market Series 13

Notes to Financial Statements

Dryden California Municipal Fund (the 'Fund'), formerly known as Prudential California Municipal Fund is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series:
California Series, California Income Series and California Money Market Series. These financial statements relate to California Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The Series commenced investment operations on March 3, 1989.

The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Trustees.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

14 Visit our website at www.jennisondryden.com companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of each Series in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

            Dryden California Municipal Fund - California Money Market Series 15

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended August 31, 2003, the Series incurred fees of approximately $54,100 for the services of PMFS. As of August 31, 2003, approximately $4,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

NOTE 4. DISTRIBUTIONS AND TAX INFORMATION

For the year ended August 31, 2003 and August 31, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $1,431,253 and $2,689,697, respectively, were tax-exempt income.
As of August 31, 2003, the accumulated undistributed earnings on a tax basis were $25,674 of tax-exempt income (including a timing difference of $6,437 for dividends payable).

NOTE 5. CAPITAL

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.
16 Visit our website at www.jennisondryden.com

Financial Highlights


           -----------------------------------------------------------
           AUGUST 31, 2003       ANNUAL REPORT

           Dryden California Municipal Fund
           California Money Market Series

Financial Highlights

                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $    1.00
 Net investment income and net realized gains                                  .01
 Dividends and distributions to shareholders                                  (.01)
                                                                           -------
 Net asset value, end of year                                            $    1.00
                                                                           -------
                                                                           -------
 TOTAL RETURN(A):                                                              .57%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 236,551
 Average net assets (000)                                                $ 250,446
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                  .75%
    Expenses, excluding distribution and service (12b-1) fees                  .63%
    Net investment income                                                      .57%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements.

18 Visit our website at www.jennisondryden.com

                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $   1.00             $   1.00             $   1.00             $   1.00
          .01                  .03                  .03                  .02
         (.01)                (.03)                (.03)                (.02)
      -------              -------              -------              -------
     $   1.00             $   1.00             $   1.00             $   1.00
      -------              -------              -------              -------
      -------              -------              -------              -------
          .97%                2.65%                2.83%                2.34%
     $241,305             $294,186             $275,567             $265,473
     $277,745             $281,475             $299,602             $289,155
          .73%                 .73%                 .70%                 .71%
          .61%                 .60%                 .58%                 .59%
          .97%                2.59%                2.77%                2.30%

                                              See Notes to Financial Statements.

            Dryden California Municipal Fund - California Money Market Series 19

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden California Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden California Municipal Fund (formerly, Prudential California Municipal Fund), California Money Market Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

20 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 2003, dividends paid from net investment income totaling $.01 per share were all federally tax-exempt interest dividends.

            Dryden California Municipal Fund - California Money Market Series 21

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead

(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(1)     David E.A. Carson          189,297,400             --      5,240,363              --
        Robert E. La Blanc         189,291,074             --      5,246,689              --
        Robert F. Gunia            189,423,709             --      5,114,054              --
        Douglas H.
         McCorkindale              189,297,400             --      5,240,363              --
        Stephen P. Munn            189,378,628             --      5,159,135              --
        Richard A. Redeker         189,423,709             --      5,114,054              --
        Judy A. Rice               189,359,509             --      5,178,254              --
        Robin B. Smith             189,359,509             --      5,178,254              --
        Stephen Stoneburn          189,359,509             --      5,178,254              --
        Clay T. Whitehead          189,359,509             --      5,178,254              --
(3)     Permit an amendment
         to the management
         contract between PI
         and the Company           185,205,581      7,580,178             --       1,752,004

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

22 Visit our website at www.jennisondryden.com

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin
Corp. (aerospace and defense) (since May 2001); Director of The High Yield
Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

            Dryden California Municipal Fund - California Money Market Series 23

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

24 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1995(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

            Dryden California Municipal Fund - California Money Market Series 25

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.
   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

26 Visit our website at www.jennisondryden.com

MAIL
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

TELEPHONE
(800) 225-1852

WEBSITE
www.jennisondryden.com

TRUSTEES
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker - Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER                 Prudential Investments LLC   Gateway Center Three
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

INVESTMENT ADVISER      Prudential Investment        Gateway Center Two
                        Management, Inc.             100 Mulberry Street
                                                     Newark, NJ 07102

DISTRIBUTOR             Prudential Investment        Gateway Center Three
                        Management Services LLC      14th Floor
                                                     100 Mulberry Street
                                                     Newark, NJ 07102

CUSTODIAN               State Street Bank            One Heritage Drive
                        and Trust Company            North Quincy, MA 02171

TRANSFER AGENT          Prudential Mutual Fund       PO Box 8098
                        Services LLC                 Philadelphia, PA 19101

INDEPENDENT AUDITORS    PricewaterhouseCoopers LLP   1177 Avenue of the Americas
                                                     New York, NY 10036

LEGAL COUNSEL           Shearman & Sterling LLP      599 Lexington Avenue
                                                     New York, NY 10022


Dryden California Municipal Fund/California Money Market Series
Nasdaq   PCLXX
CUSIP    262433709


Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY  x  MAY LOSE VALUE  x  ARE NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY                                 ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds


Dryden California Municipal Fund/California Money Market Series
Nasdaq   PCLXX
CUSIP    262433709

MF139E   IFS-A084717

Item 2 -- Code of Ethics -- See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 -- Audit Committee Financial Expert --

The registrant's Board has determined that Mr. Stephen Munn, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

    (a) Code of Ethics -- Attached hereto

    (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act -- Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Dryden California Municipal Fund

By (Signature and Title)*   /s/Deborah A. Docs
                            ------------------
                            Deborah A. Docs
                            Secretary

Date      October 28, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/Judy A. Rice
                            ---------------
                            Judy A. Rice
                            President and Principal Executive Officer

Date      October 28, 2003


By (Signature and Title)*   /s/Grace C. Torres
                            ------------------
                            Grace C. Torres
                            Treasurer and Principal Financial Officer

Date      October 28, 2003



* Print the name and title of each signing officer under his or her signature.